Exhibit 10.15




                             Basic Lease Information

                           Northpoint Commerce Center


         The following is a summary of Lease information that is referred to in the Lease. To the extent there is any conflict between the provisions of this Summary and any more specific provision of the Lease, such more specific provision shall control.




                             LEASE DATE:     August 22, 2002

                               LANDLORD:     SANTA ROSA NORTHPOINT ASSOCIATES,
                                             LLC, a California limited liability company

                    ADDRESS OF LANDLORD:     c/o Nearon Enterprises
                                             30 Oak Ct.
                                             Danville, CA  94526

                                 TENANT:     NATIONAL BANK OF THE REDWOODS,
                                             a National Association


                      ADDRESS OF TENANT:     2170 Northpoint Parkway
                                             Santa Rosa, CA 95407

                              GUARANTOR:     N/A
                                                               Rentable
                               PREMISES:     Suite             Square Footage
                                             -----             --------------
                                             office            19,310


                                             2170 Northpoint Parkway
                                             Santa Rosa, CA 95407

                             LEASE TERM:     Six (6) years, subject to extension in accordance with
                                             Option to Extend Rider for one (1), three (3) year term


                              BASE RENT:      (i)   For the period commencing on        $30,896.00
                                                    the Commencement Date through       (per month);
                                                    the day immediately preceding       $370,752.00
                                                    the first (1st) day of the          (per year);
                                                    calendar month in which the
                                                    first (1st) annual anniversary
                                                    of the Commencement Date occurs
                                                    (the "1-Year Anniversary");

                                              (ii)  For the period commencing on        $31,861.50
                                                    the 1-Year Anniversary through      (per month);
                                                    the day immediately preceding       $382,338.00
                                                    the first (1st) day of the          (per year);
                                                    calendar month in which the
                                                    second (2nd) annual anniversary
                                                    of the Commencement Date occurs
                                                    (the "2-Year Anniversary");



6258.007/264449.3                       i                         (Initials)

                                              (iii) For the period commencing on        $32,827.00
                                                    the 2-Year Anniversary through      (per month);
                                                    the day immediately preceding       $393,924.00
                                                    the first (1st) day of the          (per year);
                                                    calendar month in which the
                                                    third (3rd) annual anniversary
                                                    of the Commencement Date occurs
                                                    (the "3-Year Anniversary");

                                              (iv)  For the period commencing on        $33,792.50
                                                    the 3-Year Anniversary through      (per month);
                                                    the day immediately preceding       $405,510.00
                                                    the first (1st) day of the          (per year);
                                                    calendar month in which the
                                                    fourth (4th) annual anniversary
                                                    of the Commencement Date occurs
                                                    (the "4-Year Anniversary");

                                              (v)   For the period commencing on        $34,758.00
                                                    the 4-Year Anniversary through      (per month);
                                                    the day immediately preceding       $417,096.00
                                                    the first (1st) day of the          (per year);
                                                    calendar month in which the
                                                    fifth (5th) annual anniversary
                                                    of the Commencement Date occurs
                                                    (the "5-Year Anniversary");

                                              (vi)  For the period commencing on        $35,723.50
                                                    the 5-Year Anniversary              (per month);
                                                    through  the Expiration             $428,682.00
                                                    Date.                               (per year);


                  BASE EXPENSE/TAX YEAR:      2003

                   EARLY OCCUPANCY DATE:      JANUARY 15, 2003

            SCHEDULED COMMENCEMENT DATE:      February 1, 2003

                        EXPIRATION DATE:      January 31, 2009

                          PERMITTED USE:      General office and warehouse uses, subject to Paragraph 6 of the
                                              Lease

                     TENANT'S PERCENTAGE      Building Share:   78.77%
                                  SHARE:      Project Share:             22.75%

               INITIAL SECURITY DEPOSIT:      N/A

                      LANDLORD'S BROKER:      Mr. Barry Palma
                                              Orion Partners, Ltd.

                        TENANT'S BROKER:      Mr. Paul Gonzales
                                              Orion Partners, Ltd.

6258.007/264449.3                       ii                        (Initials)

                            ATTACHMENTS:      Exhibit A       -    Floor Plan
                                              Exhibit B       -    Operating Expenses and Taxes
                                              Exhibit C       -    Rules and Regulations
                                              Exhibit D       -    Tenant Improvements
                                              Rider           -    Option to Extend






















6258.007/264449.3                       iii                       ( Initials )

                                TABLE OF CONTENTS

1.    PARTIES.....................................................................................................1
2.    PREMISES....................................................................................................1
3.    TERM........................................................................................................1
4.    DELIVERY OF POSSESSION......................................................................................1
5.    RENT........................................................................................................2
6.    USE.........................................................................................................3
7.    ESCALATION..................................................................................................4
8.    RULES AND REGULATIONS.......................................................................................5
9.    ASSIGNMENT AND SUBLETTING...................................................................................5
10.      LIABILITY OF LANDLORD....................................................................................7
11.      MAINTENANCE AND REPAIRS..................................................................................7
12.      SERVICES.................................................................................................8
13.      ALTERATIONS..............................................................................................9
14.      INDEMNIFICATION, EXCULPATION AND INSURANCE..............................................................10
15.      DESTRUCTION.............................................................................................11
16.      ENTRY...................................................................................................11
17.      EVENTS OF DEFAULT.......................................................................................12
18.      TERMINATION UPON DEFAULT................................................................................12
19.      CONTINUATION AFTER DEFAULT..............................................................................12
20.      OTHER RELIEF............................................................................................13
21.      LANDLORD'S RIGHT TO CURE DEFAULT........................................................................13
22.      ATTORNEYS' FEES.........................................................................................13
23.      NO WAIVER...............................................................................................13
24.      NOTICES.................................................................................................13
25.      EMINENT DOMAIN..........................................................................................14
26.      LATE CHARGE.............................................................................................14
27.      SECURITY DEPOSIT........................................................................................14
28.      RELOCATION..............................................................................................15
29.      ESTOPPEL CERTIFICATE....................................................................................15
30.      SURRENDER...............................................................................................15
31.      HOLDING OVER............................................................................................15
32.      FLOOR LOAD, NOISE AND SIGNAGE...........................................................................15
33.      SUBORDINATION...........................................................................................16
34.      INABILITY TO PERFORM....................................................................................16
35.      CORPORATE AUTHORITY.....................................................................................16
36.      MISCELLANEOUS...........................................................................................16
37.      BROKER..................................................................................................17
38.      NO OFFER................................................................................................17


6258.007/264449.3                      iv                        (Initials)

1.   PARTIES.

     THIS LEASE (this "Lease") is made this ___ day of August, 2002, between SANTA ROSA NORTHPOINT ASSOCIATES, LLC, a California limited liability company ("Landlord"), and NATIONAL BANK OF THE REDWOODS, a National Association ("Tenant").

2.   PREMISES.

     (a) Landlord does hereby lease to Tenant, and Tenant does hereby lease from Landlord, for the term and subject to the covenants and conditions hereinafter set forth, to all of which Landlord and Tenant agree, those certain premises ("Premises") identified in the Basic Lease Information, and located in that certain building owned by Landlord ("Building") located at 2170 Northpoint Parkway, Santa Rosa, California. The Premises are as shown cross-hatched on Exhibit "A" attached to this Lease and hereby made a part hereof. The Building is located within a larger commercial development that is owned by Landlord and operated as an integrated project, and that is commonly known as "Northpoint Commerce Center" (the "Project"). Subject to the terms of this Lease, Tenant shall have the right to use, in common with others, the roadways, sidewalks, parking areas and other open areas designated by Landlord for common use by tenants of the Project (the "Common Areas"). The exterior walls of the Building and any space in the Premises used for shafts, stacks, pipes, conduits, ducts, electric or other utilities, or other Building facilities, and the use thereof and access thereto through the Premises for the purposes of operation, maintenance and repairs, are reserved to Landlord.


     (b) The rentable square footage of the Premises set forth in the Basic Lease Information has been determined in accordance with BOMA's Standard Method of Measuring Floor Area in Office Buildings (ANSI/BOMA Z.65.1-1996), as modified by Landlord for uniform use in the Building. The square footage figures contained in this Lease shall be final and binding on the parties.

3.   TERM.

     (a) The term of this Lease ("Term") shall be for approximately six (6) years. The Term shall commence on the earlier of (i) the date Tenant occupies the Premises, or (ii) the later of (A) the Scheduled Commencement Date, or (B) if Landlord is constructing any improvements in and to the Premises prior to the Scheduled Commencement Date in accordance with the terms of this Lease, on such date as such improvements are substantially complete (subject to punchlist items), and shall end on the Expiration Date.

     (b) If the Premises are substantially complete and ready for occupancy by Tenant prior to the Scheduled Commencement Date, Tenant may, with the prior written approval of Landlord, accept delivery of the Premises and take early occupancy thereof prior to the Scheduled Commencement Date and the Term of this Lease shall thereupon commence effective as of the date of occupancy by Tenant of the Premises.

     (c) The "Commencement Date" shall be the actual date the Term of this Lease commences in accordance with this Paragraph 3. Landlord and Tenant each shall, promptly after the Commencement Date has been determined, execute and deliver to the other a written acknowledgment of the Commencement Date of this Lease, but the Term of this Lease shall commence on the Commencement Date and end on the Expiration Date whether or not such acknowledgment is executed.

     (d) Notwithstanding the Expiration Date, Tenant shall have the right to terminate this Lease effective as of the expiration of the 3-Year Anniversary (as defined in the Basic Lease Information) upon not less than one hundred eighty (180) days' prior written notice to Landlord ("Tenant's Early Termination Notice"), and by paying to Landlord concurrently with the delivery of Tenant's Early termination Notice an amount equal to Sixty-Five Thousand Six Hundred Forty-Five and 00/100 Dollars ($65,645.00) (i.e., two (2) months' Base Rent). Tenant's right under this Paragraph 3(d) to terminate this Lease prior to the Expiration Date shall, at Landlord's election, be deemed null and void if Tenant is in default under the terms and conditions of this Lease at the date of Tenant's notice or on the effective date of such termination.

4. DELIVERY OF POSSESSION.

     (a) In the event of the inability of Landlord to deliver possession of the Premises to Tenant by the Scheduled Commencement Date, for any reason whatsoever, neither Landlord nor its agents shall be liable for any loss or damage caused thereby, nor shall this Lease thereby become

6258.007/264449.3                     1                           (Initials)
void or voidable, nor shall the Term be in any way extended, but in such event, except for delays attributable to Tenant Delays (as that term is defined in Exhibit D to this Lease), Tenant shall not be liable for any rent for the period between the Scheduled Commencement Date and the Commencement Date.

     (b) Except for the Tenant Improvements described in Paragraph 4(c) below, Landlord shall deliver possession of the Premises to Tenant, and Tenant shall accept the same, in its "AS IS" condition. Tenant agrees that, except as provided in Paragraph 4(c) below, Landlord has no obligation and has made no promise to alter, remodel, improve, or repair the Premises or any part thereof or to repair, bring into compliance with applicable laws, or improve any condition existing in the Premises as of the Commencement Date. Tenant agrees that neither Landlord nor any of Landlord's employees or agents has made any representation or warranty as to the present or future suitability of the Premises for the conduct of Tenant's business therein. Any improvements or personal property located in the Premises are delivered without any representation or warranty from Landlord, either express or implied, of any kind, including merchantability or suitability for a particular purpose.

     (c) Landlord shall construct and install in the Premises the Tenant Improvements provided in, and in accordance with, Exhibit "D".

5.   RENT.

     (a) Tenant  shall pay to  Landlord  the  following  amounts as rent for the
Premises:

          (i) During the Term, Tenant shall pay to Landlord, as base monthly rent, the respective amounts of monthly rent specified in the Basic Lease Information (the "Base Rent"). If the Commencement Date should occur on a day other than the first day of a calendar month, or if the Expiration Date should occur on a day other than the last day of a calendar month, then the Base Rent for such fractional month shall be prorated upon a daily basis based upon a thirty (30) day month. Base Rent is due and payable monthly, in advance, on the first day of each calendar month, except that Base Rent for the first full calendar month of the Term (the "First Month") shall be paid upon execution of this Lease. If the Commencement Date occurs on a day other than the first day of a calendar month, Base Rent for the period from the Commencement Date through the end of said calendar month shall be due and payable on the Commencement Date, and the Base Rent payable upon execution of this Lease shall be credited against the Base Rent due for the First Month as of the first day of the First Month. Notwithstanding anything in the foregoing to the contrary, (i) if the Commencement Date is delayed beyond the Scheduled Commencement Date as a result of any Tenant Delays (as that term is defined in Exhibit D hereto), the commencement of Base Rent shall be determined by Landlord based on the date the
     Commencement Date would have occurred but for the days of delay attributable to Tenant Delays; and (ii) if the Premises are substantially complete and ready for occupancy by Tenant prior to the Scheduled Commencement Date, and Tenant elects to accept the early delivery of possession of the Premises, no Base Rent shall be charged for any early occupancy of the Premises, provided that such early occupancy commences no earlier than January 15, 2003.

          (ii) During each calendar year or part thereof during the Term subsequent to the Base Expense Year specified in the Basic Lease Information (the "Base Expense Year"), Tenant shall pay to Landlord, as additional monthly rent, Tenant's Percentage Share (as defined in Exhibit "B" hereto) of the total dollar increase, if any, in all Operating Expenses (as hereinafter defined) paid or incurred by Landlord in such calendar year or part thereof over Operating Expenses paid or incurred by Landlord in the Base Expense Year. No offset shall be given for decreases in either Operating Expenses or Property Taxes against the other, and increases in each of Operating Expenses and Property Taxes shall be determined separately. Payments on account of Tenant's Percentage Share of Operating Expenses, determined in accordance with Paragraph 7(a), are due and payable monthly together with the payment of Base Rent.

          (iii) During each tax year (July 1 through June 30) or part thereof during the Term of this Lease subsequent to the tax year ending on June 30 of the calendar year specified in the Basic Lease Information (the "Base Tax Year"), Tenant shall pay to Landlord, as additional monthly rent, Tenant's Percentage Share of the total dollar increase, if any, in all Property Taxes (as defined in Exhibit "B" hereto) paid or incurred by Landlord in such tax year or part thereof over the Property Taxes paid or incurred by Landlord in the Base Tax Year. Payments on account of Tenant's Percentage Share of Property Taxes, determined in accordance with Paragraph 7(a), are due and payable monthly together with the payment of Base Rent.

6258.007/264449.3                     2                           (Initials)

     (b) Throughout the Term, Tenant shall pay, as additional rent, all other amounts of money and charges required to be paid by Tenant under this Lease, whether or not such amounts of money or charges are designated "additional rent." As used in this Lease, "rent" shall mean and include all Base Rent, additional monthly rent as described in Paragraphs 5(a)(ii) and (iii) above, and any other additional rent payable by Tenant in accordance with this Lease.

     (c) Rent shall be paid in lawful money of the United States of America at the office of Landlord, Department 00097, P.O. Box 39000, San Francisco, CA 94139-0097, or at such other place as Landlord may designate in writing in advance, free from all claims, demands, or set-offs against Landlord of any kind or character whatsoever.

6.   USE.

     (a) The Premises shall only be used for the permitted use specified in the Basic Lease Information, except as limited by Paragraph 6(b), and, subject to the terms of this Lease, uses incidental thereto, and shall be used for no other purpose without the prior written consent of Landlord. Subject to compliance with the terms of this Lease and the rules and regulations of the Project, Tenant shall have reasonable access to the Premises seven (7) days per week, on a 24-hour per day basis. Notwithstanding anything in the foregoing to the contrary, in the case of public unrest, a general state of emergency or other circumstances rendering such action advisable in Landlord's opinion, Landlord reserves the right to prevent access to the Building during the continuance of the same by such action as Landlord may deem appropriate, including closing and/or locking doors. Tenant acknowledges that Landlord does not provide any access control or access monitoring or screening services at the Project, and that responsibility for developing access control and employee and visitor screening procedures and policies is allocated solely to Tenant. Landlord will not unreasonably withhold its consent to any Premises access control and monitoring equipment that Tenant wishes to install in the Premises, provided that the same shall be deemed an Alteration for purposes of Paragraph 13 hereof.

     (b) Tenant may not use any part or all of the Premises for any retail operations; a medical or dental office; an office providing any type of psychological, parole, drug or employment counseling; telemarketing operations; consulate, foreign mission or trade office; government or regulatory agency office; educational institution with classrooms, or similar uses. Solicitations or promotions by Tenant to other tenants in the Project are prohibited. Tenant shall in no way obstruct or interfere with the rights of other tenants of the Project, or injure or annoy them, or use, or allow the Premises to be used for any unlawful or objectionable purpose. Tenant shall not use or place any equipment in the Premises that generates noise that can be heard outside of the Premises.

     (c) Tenant shall not use the Premises or permit anything to be done in or about the Premises which will in any way conflict with any present or future law, statute, ordinance, code, rule regulation, requirement, license, permit, certificate, judgment, decree, order or direction of any present or future governmental or quasi-governmental authority, agency, department, board, panel or court (singularly and collectively "Laws"). Tenant shall, at its expense, promptly comply with all Laws (including, without limitation, the Federal Americans with Disabilities Act (as it affects Tenant's operations within the Premises) and any Hazardous Materials Laws (as hereinafter defined), and with the requirements of any board of fire insurance underwriters or other similar bodies now or hereafter constituted, relating to or affecting the condition, use or occupancy of the Premises. It is the intent of the parties to allocate to Tenant the cost of compliance of any and all Laws, regardless of the existing condition of the Premises, the cost of compliance or the foreseeability of the enactment or application of the Laws to the Premises. Notwithstanding the foregoing, Tenant shall not be required to make structural changes to the Premises or modify the outside path of travel to the Building unless they arise or are required because of or in connection with Tenant's specific use of the Premises, or the type of business conducted by Tenant in the Premises, or Tenant's Alterations, or Tenant's acts or omissions. Tenant shall obtain and maintain in effect during the Term all licenses and permits required for the proper and lawful conduct of Tenant's business in the Premises, and shall at all times comply with such licenses and permits.

     (d) Supplementing the provisions of Paragraph 6(c) above, Tenant shall not use the Premises in violation of any federal, state, or local law, ordinance, or regulation relating to the environment, health, or safety. Tenant shall not use, generate, manufacture or store in or about the Premises or the Building or transport to or from the Premises or the Building any flammable explosives, radioactive materials, hazardous materials, hazardous wastes, asbestos, PCB transformers, toxic substances or related materials (collectively "Hazardous Materials"), other than the use and storage in the Premises of small quantities of such substances when found in commonly used household cleansers, office supplies and general office equipment, and any such substances

6258.007/264449.3                     3                           (Initials)
shall be used, kept, stored and disposed of in strict accordance with all applicable federal, state and local laws now in force or which may hereafter be in force relating to the protection of human health or the environment from Hazardous Materials, including all requirements pertaining to reporting, licensing, permitting, investigation and remediation of emissions, discharges, storage, disposal or releases of Hazardous Materials and all requirements pertaining to the protection of the health and safety of employees or the public with respect to Hazardous Materials (collectively, "Hazardous Materials Laws"). Hazardous Materials shall include, without limitation, substances defined as "hazardous substances", hazardous materials", toxic substances", hazardous waste" or "waste" in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Sec. 9601 et seq.; the Hazardous Materials Transportation Act, 49 U.S.C. Sec. 1801 et seq.; the Resource Conservation and Recovery Act, 42 U.S.C. Sec. 6901 et seq.; and those substances defined as "hazardous wastes" in Section 25117 of the California Health & Safety Code or as "hazardous substances" in subdivision (f) of Section 25281, and
Section  25316,  of the  California  Health & Safety  Code;  and any  "waste" as defined in subdivision (d) of Section 13050 of the Water Code; and in the regulations adopted and publications promulgated pursuant to any of the aforementioned said laws; and in any revised or successor code thereto; and any other chemical, material or substance at levels for which exposure is prohibited, limited or regulated by any governmental authority.

     (e) Tenant shall have the right to use seventy (70) parking stalls (including the one (1) parking stall dedicated to Tenant's Generator as described in Paragraph 13) within the parking facilities located on the Project (the "Parking Facilities"). Said parking stalls shall be on a non-exclusive, non-reserved basis. Tenant may use the Parking Facilities only for the parking of automobiles used by Tenant's employees while the employees are working in the Premises and for use by Tenant's licensees and invitees while visiting the Premises. No parking spaces shall be assigned or reserved, and all parking shall be as on a first come, first served basis; provided, however, Landlord reserves the right, at any time, to limit the use of the Parking Facilities by each tenant of the Project to a pro-rata share of the number of available parking space (after setting aside a reasonable number for visitors, vendors and other invitees) based on Tenant's Percentage Share. The use of the Parking Facilities shall be governed by such parking rules and regulations in effect from time to time as adopted by Landlord. Landlord reserves the right to engage a parking operator to manage and operate the Parking Facilities, and Landlord or Landlord's parking operator may impose uniform, market-based, parking charges for the use of the Parking Facilities; provided, however, throughout the Term, no parking charges or fees shall be chargeable to Tenant for the use of the Parking Facilities by Tenant's employees. Landlord reserves the right to restripe and increase or decrease the total number of parking spaces available for use. Neither Landlord nor any of Landlord's employees, agents or representatives (other than the parking operator, if any) shall have any liability or responsibility to Tenant or any other party parking in the Parking Facilities for any loss or damage that may be occasioned by or may arise out of such parking, including, without limitation, loss of property or damage to person or property from any cause whatsoever, other than to the extent arising solely from the gross negligence or willful misconduct of Landlord. Tenant, in consideration of the parking privileges hereby conferred on Tenant waives, any and all claims and liabilities against Landlord and any of Landlord's employees, agents and representative, by reason of occurrences in the Parking Facilities and the driveway access and entrances thereto.

7.   ESCALATION.

     The  additional  monthly  rent payable  pursuant to Paragraph  5(a)(ii) and
(iii) hereof shall be calculated and paid in accordance with the following procedures:

     (a) On or before the first day of each calendar year during the Term subsequent to the Base Expense Year, or as soon thereafter as practicable, Landlord shall give Tenant written notice of Landlord's reasonable estimate of the amounts payable by Tenant under Paragraphs 5(a)(ii) and (iii) hereof for the ensuing calendar year. On or before the first day of each month during such ensuing calendar year, Tenant shall pay to Landlord one-twelfth of such estimated amounts. If such notice is not given for any calendar year, Tenant shall continue to pay on the basis of the prior year's estimate until the month after such notice is given, and subsequent payments by Tenant shall be based on Landlord's current estimate, adjusted, as determined by Landlord, so that the subsequent monthly installments payable by Tenant hereunder through the end of the calendar year reimburse Landlord for all amounts payable by Tenant under Paragraphs 5(a)(ii) and (iii) hereof. If at any time it appears to Landlord that the amounts payable under Paragraphs 5(a)(ii) and (iii) hereof for the current calendar year will vary from Landlord's estimate, Landlord may, by giving written notice to Tenant, revise Landlord's estimate for such year, and subsequent payments by Tenant for such year shall be based on such revised estimate.


6258.007/264449.3                     4                           (Initials)

     (b) Within one hundred twenty (120) days after the end of each calendar year subsequent to the Base Expense Year, or as soon thereafter as reasonably possible, Landlord shall give Tenant a written statement certified by Landlord of the amounts payable under Paragraphs 5(a)(ii) and (iii) hereof for such calendar year. If such statement shows an amount owing by Tenant that is less than the estimated payments for such calendar year previously made by Tenant, Landlord shall refund the excess to Tenant within thirty (30) days of the date of such statement. If such statement shows an amount owing by Tenant that is more than the estimated payments for such calendar year previously made by Tenant, Tenant shall pay the deficiency to Landlord within thirty (30) days after delivery of such statement. Failure by Landlord to give any notice or statement to Tenant under this Paragraph 7 shall not waive Landlord's right to receive, or Tenant's obligation to pay, the amounts payable by Tenant under Paragraphs 5(a)(ii) and (iii) hereof.

     (c) If the Term ends on a day other than the last day of a calendar year, the amounts payable by Tenant under Paragraphs 5(a)(ii) and (iii) hereof applicable to the calendar year in which such Term ends shall be prorated according to the ratio which the number of days in such calendar year to and including the end of the Term bears to three hundred sixty (360). Termination of this Lease shall not affect the obligation of Tenant pursuant to Paragraph (b) hereof to be performed after such termination.

     (d) Tenant or Tenant's authorized agent or representative shall have the right, at its sole cost and expense, to inspect the books of Landlord directly relating to Operating Expenses and Property Taxes, after giving reasonable prior written notice to Landlord, within ninety (90) days following receipt of Landlord's statement, and during the business hours of Landlord at Landlord's office in the Building or at such other location as Landlord may designate, for the purpose of verifying the information in such statement. Landlord's statement shall be deemed final and binding on Tenant, absent such a request by Tenant. If Tenant shall have availed itself of its right to inspect the books and records, and whether or not Tenant disputes the accuracy of the information set forth in such books and records, Tenant shall nevertheless pay the amount set forth in Landlord's statement and continue to pay the amounts required by the provisions of Paragraph 7(b), pending resolution of said dispute. Any default in the payment of such charges by Tenant shall be deemed an Event of Default (as hereinafter defined) under this Lease. Landlord's retention policy for books and records relating to Operating Expenses shall provide for the retention of relevant books and records for such periods that are not less than the period maintained by Landlord for the retention of books and records for income tax audit purposes.

8.   RULES AND REGULATIONS.

     Tenant shall faithfully observe and comply with the Rules and Regulations attached to this Lease as Exhibit "C" and made a part hereof, and such other reasonable rules and regulations as Landlord may from time to time adopt for the safety, care and cleanliness of the Project, the facilities thereof, or the preservation of good order therein (collectively, the "Project Rules"). Landlord reserves the right from time to time in its sole discretion to make all reasonable additions and modifications to the Project Rules. Any additions and modifications to the Project Rules shall be binding on Tenant when delivered to Tenant. Landlord shall not be liable to Tenant for violation of any such Project Rules, or for the breach of any covenant or condition in any lease, by any other tenant in the Building. In the event of any conflict between this Lease and the Rules and Regulations, the terms of this Lease shall govern. A waiver by Landlord of any rule or regulation for any other tenant shall not constitute nor be deemed a waiver of the rule or regulation for Tenant.

9.   ASSIGNMENT AND SUBLETTING.

     (a) Tenant will not assign, mortgage or hypothecate this Lease, or any interest therein, or permit the use of the Premises by any person or persons other than Tenant, or sublet the Premises, or any part thereof, without the prior written consent of Landlord, which consent, subject to Landlord's right of termination in accordance with Paragraph 9(b) below, shall not be unreasonably withheld. For purposes of this Paragraph 9, an assignment shall not include an assignment for security purposes, which shall only be permitted with the prior consent of Landlord in its sole and absolute discretion. Landlord shall have the right to require a Security Deposit from any assignee of Tenant. Such Security Deposit shall be subject to the terms of Paragraph 27 of this Lease. Consent to any such assignment or sublease shall not operate as a waiver of the necessity for consent to any subsequent assignment or sublease, and the terms of such consent shall be binding upon any person holding by, under or through Tenant.

     (b) If Tenant desires to assign its interest in this Lease or to sublease all or any part of the Premises, Tenant shall notify Landlord in writing at least thirty (30) days in advance of the


6258.007/264449.3                     5                           (Initials)
proposed transaction. This notice shall be accompanied by: (i) a statement setting forth the name and business of the proposed assignee or subtenant; (ii) a copy of the proposed form of assignment or sublease (and any collateral agreements) setting forth all of the material terms and the financial details of the sublease or assignment (including, without limitation, the term, the rent and any security deposit, "key money," and amounts payable for Tenant's Property and the common use of any personnel or equipment); (iii) financial statements and other information requested by Landlord relating to the proposed assignee or subtenant; and (iv) any other information concerning the proposed assignment or sublease which Landlord may reasonably request. If Tenant proposes to assign this Lease or sublet all or substantially all of the Premises, Landlord shall have the right, in its sole and absolute discretion, to terminate this Lease on written notice to Tenant within thirty (30) days after receipt of Tenant's notice and the information described above or the receipt of any additional information requested by Landlord. If Landlord elects to terminate this Lease, this Lease shall terminate as of the effective date of the proposed assignment or commencement of the term of the proposed sublease as set forth in Tenant's notice, and Landlord shall have the right (but no obligation) to enter into a direct lease with the proposed assignee or subtenant. Tenant may withdraw its request for Landlord's consent at any time prior to, but not after, Landlord delivers a written notice of termination.

     (c) If Landlord elects not to terminate this Lease pursuant to Paragraph 9(b) above, or if a proposed sublease is for less than substantially all of the Premises, Landlord shall not unreasonably withhold its consent to an assignment or subletting. Tenant agrees that the withholding of Landlord's consent shall be deemed reasonable if all of the following conditions are not satisfied:

          (i) The proposed assignee or subtenant shall use the Premises only for the Permitted Use provided in the Basic Lease Information, and the business of the proposed assignee or subtenant is consistent with the other uses and the standards of the Project, in Landlord's reasonable judgment.

          (ii) The proposed assignee or subtenant is reputable and has a net worth not less than the net worth of Tenant on the execution of this Lease, has a credit rating reasonably acceptable to Landlord, and otherwise has sufficient financial capabilities to perform all of its obligations under this Lease or the proposed sublease, in Landlord's reasonable judgment.

          (iii) Neither the proposed assignee or subtenant nor any person or entity that directly or indirectly controls, is controlled by, or is under common control with, the proposed assignee or subtenant is a party (including, without limitation, an existing occupant of any part of the Building) to whom Landlord has, during the six (6) month period prior to the delivery of Tenant's written notice, marketed space in the Project that would generally fit such party's leasing requirements.

          (iv) Tenant is not in default and has not committed acts or omissions that with the running of time or the giving of notice or both would constitute a default under this Lease.

          (v) All of the other terms of this Paragraph 9 are complied with.

The conditions described above are not exclusive and shall not limit or prevent Landlord from considering additional factors in determining if it should reasonably withhold its consent.

     (d) Each permitted assignee, transferee or subtenant, other than Landlord, shall assume and be deemed to have assumed this Lease and shall be and remain liable jointly and severally with Tenant for the payment of the rent and for the due performance or satisfaction of all of the provision, covenants, conditions and agreements herein contained on Tenant's part to be performed or satisfied. Regardless of Landlord's consent, no subletting or assignment shall release or alter Tenant's obligation or primary liability to pay the rent and perform all other obligations under this Lease. No permitted assignment or sublease shall be binding on Landlord unless such assignee, subtenant or Tenant shall deliver to Landlord a counterpart of such assignment or sublease which contains a covenant of assumption by the assignee or subtenant, but the failure or refusal of the assignee or subtenant to execute such instrument of assumption shall not release or discharge the assignee or subtenant from its liability as set forth above.

     (e) If Tenant is a partnership, a transfer of the interest of any general partner, a withdrawal of one (1) or more general partner(s) from the partnership, or the dissolution of the partnership, shall be deemed to be an assignment of this Lease. If Tenant is currently a partnership (either general or limited), joint venture, co-tenancy, joint tenancy or an individual, the conversion of the Tenant entity or person into any type of entity which possesses the characteristics of limited liability such as, by way of example only, a corporation, a limited liability company, limited liability


6258.007/264449.3                     6                           (Initials)
partnership, or limited liability limited partnership, shall be deemed an assignment for purposes of this Lease. If Tenant is a corporation or limited liability company, unless Tenant is a public corporation, that is to say, a corporation whose stock is regularly traded on a national stock exchange, or is regularly traded in the over-the-counter market and quoted on NASDAQ, any merger, consolidation, or other reorganization of Tenant, or the sale or other transfer of any of the voting stock or membership interests of Tenant in one or more transactions that in the aggregate results in a transfer of forty-five percent (45%) or more of the voting equity or membership interest(s) in Tenant, or the sale or other transfer of substantially all of the assets of Tenant, shall be deemed to be an assignment of this Lease.

     (f) Any notice by Tenant to Landlord pursuant to this Paragraph 9 of a proposed assignment or sublease shall be accompanied by a payment of One Thousand Five Hundred Dollars ($1,500) as a non-refundable fee for the processing of Tenant's request for Landlord's consent. In addition to said fee, Tenant shall reimburse Landlord for reasonable attorneys' fees incurred by Landlord in connection with such review and the preparation of documents in connection therewith. Tenant shall pay to Landlord monthly on or before the first (1st) of each month fifty percent (50%) of the rent or other consideration received from such assignee(s) or subtenant(s) over and above the concurrent underlying rent payable by Tenant to Landlord for that portion of the Premises being assigned or sublet, and after deduction for the amortized portion of the reasonable expenses actually paid by Tenant to unrelated third parties for brokerage commissions, legal fees, tenant improvements to the Premises, or design fees incurred as a direct consequence of the assignment or sublease. Tenant shall furnish Landlord with a true signed copy of such assignment(s) or sublease(s) and any supplementary agreements or amendments thereto, within five
(5) days after their respective execution.

10.  LIABILITY OF LANDLORD.

     It is expressly understood and agreed that the obligations of Landlord under this Lease shall be binding upon Landlord and its successors and assigns and any future owner of the Building only with respect to events occurring during its and their respective ownership of the Building. In addition, Tenant agrees to look solely to Landlord's interest in the Building for recovery of any judgment against Landlord arising in connection with this Lease, it being agreed that neither Landlord nor any successor or assign of Landlord nor any future owner of the Building, nor any partner, shareholder, or officer of any of the foregoing shall ever be personally liable for any such judgment.

11.  MAINTENANCE AND REPAIRS

     (a) Landlord shall maintain and repair the Project Common Areas, the roof, structural and exterior elements of the Building (as an item of Operating Expenses, to the extent permitted by Exhibit "B"), and keep such areas and elements in good order and condition, consistent with the standards of other comparable commercial developments in Santa Rosa, California. Any damage in or to any such areas, elements or systems caused by Tenant or any agent, officer, employee, contractor, licensee or invitee of Tenant shall be repaired by Landlord at Tenant's expense and Tenant shall pay to Landlord, upon billing by Landlord, as additional rent, the cost of such repairs incurred by Landlord.

     (b) Tenant shall, at all times during the Term of this Lease and at Tenant's sole cost and expense, maintain the Premises and every part thereof and all equipment (including, without limitation, any air conditioning units exclusively serving Tenant ("Supplemental HVAC")), and any fixtures and improvements therein, and keep all of the foregoing, in a clean and in good working order and operating condition, ordinary wear and tear and damage thereto by fire or other casualty excepted. All repairs and replacements to be made in the Premises or to any equipment or improvements located therein which are herein allocated to Tenant to maintain (exclusive of repairs to Tenant's Property, as hereinafter defined) shall be made and performed at Tenant's cost and expense and at such time and in such manner as Landlord may reasonably designate, by contractors or mechanics reasonably approved by Landlord and so that the same shall be at least equal in quality, value, character and utility to the original work or installation being repaired or replaced. Tenant hereby waives all rights under California Civil Code Section 1941 and all rights to make repairs at the expense of Landlord or in lieu thereof to vacate the Premises as provided by California Civil Code Section 1942 or any other law, statute or ordinance now or hereafter in effect. Tenant shall, at the end of the Term of this Lease, surrender to Landlord the Premises and all alterations, additions, fixtures and improvements therein or thereto in the same condition as when received, ordinary wear and tear and damage thereto by fire or other casualty excepted.



6258.007/264449.3                     7                           (Initials)

     (c) Tenant shall not alter, modify, add to or disturb any telecommunications wiring or cabling accessing the Building from the minimum point of entry thereto located at the Project (the "MPOE") without Landlord's prior written consent. Landlord shall provide and maintain, at no expense to Tenant (other than as an item of Operating Expenses), the MPOE location and a designated path of travel for Tenant's conduits (not to exceed two (2) inches in diameter) and wiring that provides a continuous connection from the MPOE to an agreed upon point of entry into the Premises (or if the Premises comprise an entire building, said building). Subject to such reasonable rules and regulations as may be adopted by Landlord for uniform application to all tenants in the Building, Landlord shall permit Tenant reasonable access to the MPOE for the purposes permitted hereunder and agrees that Tenant may install, remove and maintain in the Premises such voice and data telecommunications equipment as is generally utilized by office tenants and, in connection therewith, to connect the same to the distribution frames located in the MPOE. Tenant shall be solely responsible for any maintenance and repair of any and all telecommunications cabling and wiring within or exclusively serving the Premises. No employee, agent or contractor of Tenant is permitted to perform any work outside of the Building (including, without limitation, any trenching, penetrations or interconnections) without the prior written consent of Landlord, which consent Landlord may withhold in its sole and absolute discretion. Tenant shall be liable to Landlord for any damage to the telecommunications cabling and wiring in the Building and/or the Project due to the act (negligent or otherwise) of Tenant or any employee, agent or contractor of Tenant. Landlord makes no representation to Tenant regarding the condition, security, availability or suitability for Tenant's purposes of existing intrabuilding network cabling or any telecommunications services presently located within the Building, and Tenant hereby waives any claim against Landlord for any damages if Tenant's telecommunications services are in any way interrupted, damaged or otherwise interfered with, except to the extent caused by the gross negligence or willful or criminal misconduct of Landlord, its agents or employees; provided that in no event shall any such interruption, damage or interference entitle Tenant to any consequential damages (including damages for loss of business) or relieve Tenant of any of its obligations under this Lease. Landlord reserves the right to limit the number of local exchange carriers and competitive alternative telecommunications providers (collectively "TSPs") having access to the Project MPOE facility and infrastructure, and to charge TSPs for the use of Landlord's telecommunications MPOE facility and infrastructure.

     (d) Upon the expiration or earlier termination of this Lease, Tenant shall remove, at its sole cost and expense, all telecommunications lines, cabling and conduit installed by or for the account of Tenant, and designated by Landlord for removal, and Tenant shall restore the Premises and/or the Building to its condition prior to the installation of such telecommunications lines, cabling and conduit.

12.  SERVICES.

     (a) Landlord agrees to furnish to the Premises at all times (subject to interruption as provided in this Lease and the terms of Paragraph 34 hereof) access to electricity for lighting and the operation of equipment of low electrical consumption, and to water, and to provide heating, ventilating and air conditioning (said heating, ventilating and air conditioning in the customary periods of the year) during the customary hours, i.e. Monday-Friday from 7:00 a.m. to 6:00 p.m.) as may be required for the comfortable occupation of the Premises. In the event Tenant requests heating and air conditioning after 6:00 p.m. or before 7:00 a.m., Monday through Friday, or anytime on Saturday or Sunday, Tenant shall pay to Landlord an "after-hours" charge for such heating and air conditioning, based on the uniform charge then maintained by Landlord at the Project. Without limiting the generality of the foregoing, any charges associated with the "after-hours" use and operation of the Supplemental HVAC Unit installed by Landlord in accordance with Exhibit D to this Lease shall be charged to Tenant as additional rent pursuant to the terms of this Paragraph. Tenant shall pay all costs caused by Tenant introducing excessive pollutants or solids other than ordinary human waste into the sanitary sewer system.

     (b) Landlord will provide daily (Monday through Friday, excluding customary holidays) janitorial services, limited to emptying and removal of general office refuse, light vacuuming, as needed, and window washing as determined by Landlord.

     (c) Tenant agrees that Landlord is not liable to Tenant in any respect for damages to either person, property or business on account of any interruption or failure of utilities or services furnished to the Premises. No such interruption may be construed as an eviction of Tenant or entitle Tenant to (i) any abatement of rent, (ii) terminate this Lease, or (iii) be relieved from fulfilling any covenant or agreement contained herein. Tenant hereby waives the provisions of California Civil Code Section 1932(1) or any other applicable existing or future law.



6258.007/264449.3                     8                           (Initials)

13. ALTERATIONS

     (a) Tenant shall make no alterations, improvements or additions (individually and collectively, "Alterations") in or to the Premises or any part thereof without giving Landlord prior notice of the proposed Alterations and obtaining Landlord's prior written consent thereto, which consent, except as hereinafter provided, shall not be unreasonably withheld or delayed; provided, however, Landlord may withhold its consent in its sole discretion if any proposed Alterations would adversely affect any of the structural elements of the Building, the Building's electrical, plumbing, heating, telecommunications, mechanical or life safety systems. Tenant shall have the right, at its sole cost and expense, to install a portable backup generator ("Tenant's Generator") in a location outside of the Building and occupying no more than one (1) parking stall, which location shall be approved in advance by Landlord. Subject to the foregoing, Tenant's installation of Tenant's Generator shall be considered an "Alteration" for purposes of this Paragraph 13 and shall be subject to the terms and conditions of this Paragraph 13. Any and all work by Tenant shall be performed only by contractors approved in advance by Landlord and, upon the approval by Landlord of fully detailed and dimensioned plans and specifications pertaining to the work in question, to be prepared and submitted by Tenant at its sole cost and expense. The contractor or person selected to make such Alterations shall at all times be subject to Landlord's administrative control. Upon substantial completion of any Alterations, Tenant shall deliver to Landlord three (3) sets of "as built" plans covering said Alterations and a copy of the final building permit for the work signed off as approved by the appropriate building inspector. Tenant shall deliver to Landlord evidence that Tenant has procured or caused procurement of a completion bond equal to one hundred twenty-five percent (125%) of the cost of any work to be done by Tenant exceeding Seventy-Five Thousand Dollars ($75,000).

     (b) Tenant shall at its sole cost and expense obtain all necessary approvals and permits pertaining to any Alterations. Tenant shall be responsible for any additional Alterations and improvements required by law to be made by Landlord to or in the Building as a result of any Alterations to the Premises made by or for Tenant. All Alterations and fixtures (other than trade fixtures), including, but not limited to carpeting, other floor coverings, built-in shelving, paneling and built-in security systems (excluding any leased system) made in or upon the Premises either by or for Tenant and affixed to or forming a part of the Premises, shall immediately upon installation become Landlord's property free and clear of all liens and encumbrances. If requested by Landlord at the time Landlord approves of the installation or construction of said Alteration, upon the expiration or any sooner termination of this Lease, Tenant shall remove or cause to be removed at its expense any and all Alterations made in or upon the Premises during the Term of this Lease by or for Tenant. All damage to the Premises or the Building caused by such removal shall be repaired by Tenant at its sole cost and expense prior to the termination of this Lease.

     (c) Tenant shall keep the Premises and the Project free from any mechanics' liens, vendors liens or any other liens arising out of any work performed, materials furnished or obligations incurred by Tenant, and agrees to defend, indemnify and hold harmless Landlord from and against any such lien or claim or action thereon, together with costs of suit and reasonable attorneys' fees incurred by Landlord in connection with any such claim or action. Before commencing any work or any Alteration to the Premises, Tenant shall give Landlord at least ten (10) business days' written notice of the proposed commencement of work (to afford Landlord an opportunity to post appropriate notices of non-responsibility). In the event that there shall be recorded against the Premises, or the Building or the property of which the Premises is a part any claim or lien arising out of any such work performed, materials furnished or obligations incurred by Tenant and such claim or lien shall not be removed, bonded over or discharged by Tenant within ten (10) days of written notice from Landlord, Landlord shall have the right but not the obligation to pay and discharge said lien by bond or otherwise without regard to whether such lien shall be lawful or correct. Any reasonable costs, including attorneys' fees incurred by Landlord, shall be paid by Tenant within ten (10) days after demand by Landlord.

     (d) Before any Alterations or construction with respect thereto are undertaken by or on behalf of Tenant, Tenant shall provide Landlord with certificates of insurance evidencing the maintenance in effect by Tenant (or Tenant shall require any contractor performing work on the Premises to carry and maintain, at no expense to Landlord) of workers' compensation insurance as required by the jurisdiction in which the Building is located, All Risk Builder's Risk insurance in the amount of the replacement cost of any alterations, additions or improvements (or such other amount reasonably required by Landlord) and Commercial General Liability insurance (including, without limitation, Contractor's Liability coverage, Contractual Liability coverage and Completed Operations coverage) written on an occurrence basis with a minimum combined single limit of One


6258.007/264449.3                     9                           (Initials)

Million Dollars ($1,000,000) and adding the "Owner(s) of the Building and its (or their) respective members, principals, beneficiaries, partners, officers, directors, employees, agents (and their respective members and principals) and mortgagee(s)" (and any other designees of Landlord as the interest of such designees shall appear) as additional insureds.

     (e) Tenant shall pay to Landlord a project administration fee equal to five percent (5%) of the cost of any Alterations to compensate Landlord for the administrative costs incurred and the Building services provided by Landlord in the supervision and coordination of the work.

14.  INDEMNIFICATION, EXCULPATION AND INSURANCE

     (a) Landlord shall not be liable to Tenant, and Tenant hereby waives all claims against Landlord, for any damage to or loss or theft of any property or for any bodily or personal injury, illness or death of any person in, on or about the Premises, the Building or elsewhere in the Project arising at any time and from any cause whatsoever, except to the extent caused by the gross negligence or willful misconduct of Landlord. In no event shall Landlord be liable for any consequential or punitive damages (including, but not limited to, damage or injury to persons, property and the conduct of Tenant's business and any loss of revenue therefrom).

     (b) Tenant shall indemnify and defend Landlord against and hold Landlord harmless from all claims, demands, liabilities, damages, losses, costs and expenses, including reasonable attorneys' fees and disbursements, arising from or related to any use or occupancy of the Premises, or any condition of the Premises, or any default in the performance of Tenant's obligations, or any damage to any property (including property of employees and invitees of Tenant) or any bodily or personal injury, illness or death of any person (including employees and invitees of Tenant) occurring in, on or about the Premises or any part thereof arising at any time and from any cause whatsoever (except to the extent caused by the gross negligence or willful misconduct of Landlord) or occurring in, on or about any part of the Building other than the Premises, or elsewhere in the Project, when such damage, bodily or personal injury, illness or death is caused by any act or omission of Tenant or its agents, officers, employees, contractors, invitees or licensees. This Paragraph 14(b) shall survive the termination of this Lease with respect to any damage, bodily or personal injury, illness or death occurring prior to such termination.

     (c) Tenant shall, at all times during the Term of this Lease and at Tenant's sole cost and expense, obtain and keep in force workers' compensation insurance as required by law, including an employers' liability endorsement; business interruption insurance in an amount equal to all rent payable under this Lease for a period of twelve (12) months (at the then current rent charged); and commercial general liability insurance, including contractual liability (specifically covering this Lease), fire legal liability, and premises operations, with a minimum combined single limit of Two Million Dollars
($2,000,000) per occurrence for bodily or personal injury to, illness of, or death of persons and damage to property occurring in, on or about the Premises or the Building. Tenant shall, at Tenant's sole cost and expense, be responsible for insuring Tenant's furniture, equipment, fixtures, computers, office machines and personal property ("Tenant's Property").

     (d) All insurance required under this Paragraph 14 and all renewals thereof shall be issued by insurance companies qualified to do business in the State of California and reasonably acceptable to Landlord and with a current A. M. Best Rating of A-,VIII or better. Liability amounts in excess of One Million Dollars ($1,000,000) may be carried under umbrella coverage policies. Each policy shall have a deductible or deductibles, if any, which do not exceed Ten Thousand Dollars ($10,000) per occurrence. Each policy shall expressly provide that the policy shall not be canceled or altered without thirty (30) days' prior written notice to Landlord and shall remain in effect notwithstanding any such cancellation or alteration until such notice shall have been given to Landlord and such period of thirty (30) days shall have expired. All liability insurance under this Paragraph 14 shall name Landlord and any other parties designated by Landlord as an additional insured, shall be primary and noncontributing with any insurance which may be carried by Landlord, shall afford coverage for all claims based on any act, omission, event or condition that occurred or arose (or the onset of which occurred or arose) during the policy period, and shall expressly provide that Landlord, although named as an insured, shall nevertheless be entitled to recover under the policy for any loss, injury or damage to Landlord. Upon the issuance thereof, Tenant shall deliver each such policy or a certified copy and a certificate thereof to Landlord for retention by Landlord. If Tenant fails to insure or fails to furnish to Landlord upon notice to do so any such policy or certified copy and certificate thereof as required, Landlord shall have the right from time to time to effect such insurance for the benefit of Tenant or Landlord or both of them and all premiums paid by Landlord shall be payable on demand by Tenant as additional rent.



6258.007/264449.3                     10                           (Initials)

     (e) Tenant waives on behalf of all insurers under all policies of property, liability and other insurance (excluding workers' compensation) now or hereafter carried by Tenant insuring or covering the Premises, or any portion or any contents thereof, or any operations therein, all rights of subrogation which any insurer might otherwise, if at all, have to any claims of Tenant against Landlord. Landlord waives on behalf of all insurers under all policies of property, liability and other insurance (excluding workers' compensation) now or hereafter carried by Landlord insuring or covering the Building or any portion or any contents thereof, or any operations therein, all rights of subrogation which any insurer might otherwise, if at all, have to any claims of Landlord against Tenant. Tenant shall, prior to or immediately after the date of this Lease, procure from each of the insurers under all policies of property, liability and other insurance (excluding workers' compensation) now or hereafter carried by Tenant insuring or covering the Premises, or any portion or any contents thereof, or any operations therein, a waiver of all rights of subrogation which the insurer might otherwise, if at all, have to any claims of Tenant against Landlord as required by this Paragraph 14.

15.  DESTRUCTION.

     (a) In the event of a partial destruction of the Premises or any portion of the Building affecting Tenant's use or ability to conduct business in the Premises during the Term from any cause, Landlord shall forthwith repair the same (except as otherwise provided in this Paragraph 15 as to a casualty occurring during the last twelve (12) months of the Term), provided such repairs can be made within ninety (90) days under the laws and regulations of State, county, federal or municipal authorities, but such partial destruction shall not annul or void this Lease, except that Tenant shall be entitled to a proportional abatement in rent while such repairs are being made, such proportionate abatement to be based upon the amount of square footage in the Premises damaged and the length of time said area is not either actually being used by Tenant for business purposes or is not in a condition habitable for general office use. If such repairs cannot be made within ninety (90) days of such casualty, or if the casualty occurs during the last twelve (12) months of the Term and would result in any rent abatement for a period greater than thirty (30) days, Landlord may, at its option, elect to make such repairs within a reasonable time, this Lease continuing in full force and effect and the rent to be proportionately abated as provided hereinabove. In the event that Landlord does not so elect to make such repairs which cannot be made in ninety (90) days or which results from a casualty occurring during the last twelve (12) months of the term, within a reasonable time following the casualty (but in no event not less than sixty (60) days), this Lease may be terminated at the option of either party. In respect to any partial destruction which Landlord is obligated to repair or may elect to repair under the terms of this Paragraph, Tenant waives the provisions of California Civil Code Sections 1932(2) and 1933(4). In the event that any portion of the Building other than the Premises is destroyed to the extent of twenty percent (20%) or more of the replacement cost of the Building, Landlord may elect to terminate this Lease, whether the Premises be injured or not. A total destruction of the Building shall terminate this Lease.

     (b) If the Premises or the Building are to be repaired or restored by Landlord under this Paragraph 15, Landlord shall repair or restore, at Landlord's cost, the Premises itself and any and all permanently affixed improvements in the Premises constructed or provided by Landlord as of the commencement of the Term, together with any permanently affixed Alterations approved by Landlord (unless at the time of construction Landlord informs Tenant that Tenant will be required to remove the same at the end of the Term). In no event shall Landlord repair, replace or restore any of Tenant's Property.

16.  ENTRY.

     Tenant will permit Landlord and its agents to enter into and upon the Premises at all reasonable times for the purpose of inspecting the same, or for the purpose of protecting owners' reversion, or to make alterations or additions to the Premises or to any other portion of the Building, or for maintaining any service provided by Landlord to Tenant hereunder, including engineering maintenance, window cleaning and janitorial service, without any rebate of rent to Tenant for any loss of occupancy or quiet enjoyment of the Premises, or damage, injury or inconvenience thereby occasioned, and Tenant will permit Landlord at any time to bring upon the Premises, for purposes of inspection or display, prospective tenants thereof. Any entry to the Premises obtained by Landlord shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into or a detainer of the Premises, or an eviction of Tenant from the Premises or any portion thereof.

6258.007/264449.3                     11                           (Initials)

17.  EVENTS OF DEFAULT.

     The occurrence of any one (1) or more of the following events (each, an "Event of Default") shall constitute a breach of this Lease by Tenant: (i) if Tenant shall default in its obligation to pay any rent or other payment(s) due hereunder as and when due and payable; or (ii) if Tenant shall fail to perform or observe any other term hereof (except as otherwise provided in this Paragraph) or of the Project Rules described in Paragraph 8 hereof to be performed or observed by Tenant, such failure shall continue for more than ten
(10) days after notice thereof from Landlord, and Tenant shall not within such period commence with due diligence and dispatch the curing of such default, or, having so commenced, thereafter shall fail or neglect to prosecute or complete with due diligence the curing of such default; or (iii) any assignment or subletting in violation of the terms of this Lease; or (iv) the failure of Tenant to maintain insurance coverages required by this Lease and/or to provide evidence of such coverages within three (3) business days after request therefor from Landlord; or (v) if Tenant shall make a general assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts as they become due or shall file a petition in bankruptcy, or shall be adjudicated as bankrupt or insolvent or shall file a petition seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, or shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of Tenant or any material part of its property; or (vi) the taking of any action leading to, or the actual dissolution or liquidation of Tenant, if Tenant is other than an individual; or (vii) if within sixty (60) days after the commencement of any proceeding against Tenant seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statue, law or regulation, such proceeding shall not have been dismissed; or (viii) if this Lease or any estate of Tenant hereunder shall be levied upon under any attachment or execution and such attachment or execution is not vacated within thirty (30) days.

18.  TERMINATION UPON DEFAULT.

     In any notice given pursuant to any one or more Events of Default, Landlord in its sole discretion may elect to declare a forfeiture of this Lease as provided in Section 1161 of the California Code of Civil Procedure, and provided that Landlord's notice states such an election, Tenant's right to possession shall terminate and this Lease shall terminate, unless on or before the date specified in such notice all arrears of rent and all other sums payable by Tenant under this Lease, and all costs and expenses incurred by or on behalf of Landlord hereunder, including attorneys' fees, incurred in connection with such default, shall have been paid by Tenant and all other breaches of this Lease by Tenant at the time existing shall have been fully remedied to the satisfaction of Landlord. Upon such termination, Landlord may recover from Tenant (a) the worth at the time of award of the unpaid rent which had been earned at the time of termination; (b) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rent loss that Tenant proves could reasonably have been avoided; (c) the worth at the time of award of the amount by which the unpaid rent for the balance of the Term after the time of award exceeds the amount of such rent loss that Tenant proves could be reasonably avoided; and (d) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom. The "worth at the time of award" of the amount referred to in clauses
(a) and (b) above is computed by allowing interest at the discount rate of the Federal Reserve Bank of San Francisco plus five percent (5%) per annum at the date of termination, but in no event in excess of the maximum rate of interest permitted by law. The worth at the time of award of the amount referred to in clause (c) above is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%). For the purpose of determining unpaid rent under clause (c) above, the monthly rent reserved in this Lease shall be deemed to be the sum of the Base Rent and the amounts last payable by Tenant as reimbursement of expenses pursuant to Paragraphs 5(a)(ii) and (iii) hereof for the calendar year in which Landlord terminated this Lease as provided herein.

19.  CONTINUATION AFTER DEFAULT.

     Even though Tenant has breached this Lease and/or abandoned the Premises, this Lease shall continue in effect for so long as Landlord does not terminate Tenant's right to possession as provided in Paragraph 18 hereof, and Landlord may enforce all its rights and remedies under this Lease, including the right to recover rent as it becomes due under this Lease. In such event, Landlord may exercise all of the rights and remedies of a landlord under Section 1951.4 of the California Civil Code (which provides that a landlord may continue a lease in effect after a tenant's breach and abandonment and recover rent as it becomes due, if the tenant has the right to sublet or


6258.007/264449.3                     12                           (Initials)
assign, subject only to reasonable limitations), or any successor statute. Acts of maintenance or preservation or efforts to relet the Premises or the appointment of a receiver upon initiative of Landlord to protect Landlord's interest under this Lease shall not constitute a termination of Tenant's right to possession. If a receiver is appointed at the instance of Landlord in any action against Tenant, the receiver may, if it is necessary or convenient in order to collect rents and profits, conduct the business of Tenant then being carried on in the Premises, and may take possession of any personal property belonging to Tenant and used in the conduct of such business and may use the same in conducting such business.

20.  OTHER RELIEF.

     In the event of re-entry or taking possession of the Premises, Landlord shall have the right but not the obligation to remove all or any part of the trade fixtures, furnishings, equipment and personal property located in the Premises and to place the same in storage at a public warehouse at the expense and risk of Tenant or to sell such property in accordance with applicable law. The remedies provided for in this Lease are in addition to any other remedies available to Landlord at law or in equity, by statute or otherwise.

21.  LANDLORD'S RIGHT TO CURE DEFAULT.

     All agreements and provisions to be performed by Tenant under any of the terms of this Lease shall be at its sole cost and expense and without abatement of rent. If Tenant shall fail to pay any sum of money, other than rent, required to be paid by it hereunder or shall fail to perform any other act on its part to be performed hereunder and such failure shall not be cured within three (3) days after notice from Landlord, Landlord may, but shall not be obligated to so do, and without waiving or releasing Tenant from any obligations of Tenant, make any such payment or perform any such other act on Tenant's part to be made or performed as provided in this Lease. All sums so paid by Landlord and all reasonable incidental costs shall be deemed additional rent hereunder and shall be payable on demand to Landlord.

22.  ATTORNEYS' FEES.

     If as a result of any breach or default on the part of Tenant under this Lease Landlord uses the services of an attorney in order to secure compliance with this Lease, Tenant shall reimburse Landlord upon demand as additional rent for any and all attorneys' fees and expenses incurred by Landlord, whether or not formal legal proceedings are instituted. Should either party bring an action against the other party, by reason of or alleging the failure of the other party to comply with any or all of its obligations hereunder, whether for declaratory or other relief, then the party which prevails in such action shall be entitled to its reasonable attorneys' fees and expenses related to such action, in addition to all other recovery or relief. A party shall be deemed to have prevailed in any such action (without limiting the generality of the foregoing) if such action is dismissed upon the payment by the other party of the sums allegedly due or the performance of obligations allegedly not complied with, or if such party obtains substantially the relief sought by it in the actions, irrespective of whether such action is prosecuted to judgment.

23.  NO WAIVER.

     Landlord's failure to take advantage of any default or breach of covenant on the part of Tenant shall not be, or be construed as a waiver thereof, nor shall any custom or practice which may grow up between the parties in the course of administering this instrument be construed to waive or to lessen the right of Landlord to insist upon the performance by Tenant of any term, covenant or condition hereof, or to exercise any rights given him on account of any such default. A waiver of a particular breach or default shall not be deemed to be a waiver of the same or any other subsequent breach or default. The acceptance of rent hereunder shall not be, nor be construed to be, a waiver of any breach of any term, covenant or condition of this Lease.

24.  NOTICES.

     All approvals, consents and other notices given by Landlord or Tenant under this Lease shall be properly given only if made in writing and either deposited in the United States mail, postage prepaid, certified with return receipt requested, or delivered by hand (which may be through a messenger or recognized delivery, courier or air express service) and addressed to Landlord at the address of Landlord specified in the Basic Lease Information or at such other place as Landlord may from time to time designate in a written notice to Tenant, and addressed to Tenant at the address of Tenant specified in the Basic Lease Information and, after the Commencement Date, at the Premises, together with a copy to such other address as Tenant may from time to time designate in a written


6258.007/264449.3                     13                           (Initials)
notice to Landlord. Such approvals, consents and other notices shall be effective on the date of receipt (evidenced by the certified mail receipt), if mailed, or on the date of hand delivery, if hand delivered. If any such approval, consent or other notice is not received or cannot be delivered due to a change in the address of the receiving party of which notice was not previously given to the sending party or due to a refusal to accept by the receiving party, such request, approval, consent, notice or other communication shall be effective on the date delivery is attempted. Any approval, consent or other notice under this Lease may be given on behalf of a party by the attorney for such party. Tenant hereby appoints as its agent to receive the service of all default notices and notice of commencement of unlawful detainer proceedings the person in charge of or apparently in charge of or occupying the Premises at the time, and, if there is not such person, then such service may be made by attaching the same on the maintenance of the Premises and such service shall be effective for all purposes under this Lease.

25.  EMINENT DOMAIN.

     If all or any part of the Premises shall be taken as a result of the exercise of the power of eminent domain or agreement in lieu thereof, this Lease shall terminate as to the part so taken as of the date of taking, and, in the case of a partial taking, Landlord shall have the right to terminate this Lease as to the balance of the Premises by giving written notice to Tenant within sixty (60) days after such date. Tenant waives the provisions of California Code of Civil Procedure Section 1265.130 relating to a lease termination from a partial taking. In the event of any taking, Landlord shall be entitled to any and all compensation, damages, income, rent, awards, or interest therein which may be paid or made in connection therewith, and Tenant shall have no claim against Landlord for the value of any unexpired Term of this Lease or otherwise. In the event of a partial taking of the Premises which does not result in a termination of this Lease, the Base Rent thereafter to be paid shall be equitably reduced. If all or any part of the Building shall be taken as a result of the exercise of the power of eminent domain, Landlord shall have the right to terminate this Lease by giving written notice to Tenant within sixty (60) days after the date of taking.

26.  LATE CHARGE.

     Tenant acknowledges that late payment by Tenant to Landlord of such rent or other payments will cause Landlord to incur costs not contemplated by this
Lease, the exact amount of such costs being extremely difficult and impracticable to fix. Therefore, if any installment of rent due from Tenant is not received by Landlord by the fifth (5th) day of the month when due, Tenant shall pay to Landlord an additional sum of ten percent (10%) of the overdue amount as a late charge. Said late charge shall be due as of the sixth (6th) day of the month in question. In addition to the foregoing, Rent or other payments due under this Lease which remain unpaid when due shall bear interest at the discount rate of the Federal Reserve Bank of San Francisco plus five percent (5%) per annum, as it may be from time to time, but in no event in excess of the maximum rate of interest permitted by law. The parties agree that the foregoing late charge represents a fair and reasonable estimate of Landlord's costs to be incurred by reason of Tenant's late payment. This Paragraph does not relieve Tenant from its obligation to pay rent or other payments when due. Acceptance of any late charge shall not constitute a waiver of Tenant's default with respect to the overdue amount, nor prevent Landlord from exercising any of the other rights and remedies available to Landlord.

27.  SECURITY DEPOSIT.

     In the event of an assignment of this Lease by Tenant in accordance with the terms of Paragraph 9, Landlord shall have the right to require Tenant's assignee to pay to Landlord a security deposit ("Security Deposit") in an amount to be determined by Landlord in Landlord's reasonable discretion. Any such Security Deposit shall be held by Landlord as security for the performance by Tenant's assignee of all of the covenants of this Lease to be performed by Tenant's assignee, including, without limitation, defaults by Tenant's assignee in the payment of rent, the repair of damage to the Premises caused by Tenant's assignee, and the cleaning of the Premises upon termination of the tenancy created hereby, and Tenant's assignee shall not be entitled to interest thereon, and for any damages that Landlord may incur as a consequence of any default by Tenant's assignee under this Lease. If Landlord uses or applies the Security Deposit or any portion thereof, Tenant's assignee shall, within ten (10) days after demand deposit cash with Landlord in an amount sufficient to restore the Security Deposit to the full amount, and Tenant's assignee's failure to do so shall be deemed a material breach of this Lease. Upon termination of the original Landlord's or any successor owner's interest in the Premises or the Building, the original Landlord or such successor owner shall be released from further liability with respect to the Security Deposit upon the original Landlord's or such successor owner's complying with California Civil Code
Section  1950.7.  Subject


6258.007/264449.3                     14                           (Initials)
to the foregoing, Tenant's assignee shall waive the provisions of Section 1950.7 of the California Civil Code, and all other provisions of law, now or hereafter in force, which provide that Landlord may claim from a security deposit only those sums reasonably necessary to remedy defaults in the payment of rent, to repair damage caused by Tenant's assignee or to clean the Premises, it being agreed that Landlord may, in addition, claim those sums reasonably necessary to compensate Landlord for any other loss or damage caused by the default of Tenant's assignee under this Lease.

28.  RELOCATION.

     [Intentionally Omitted]

29.  ESTOPPEL CERTIFICATE.

     Within ten (10) days after notice from Landlord, Tenant shall execute and deliver to Landlord, in recordable form, a certificate stating (i) that this Lease is unmodified and in full force and effect (or, if there have been modifications, that this Lease is in full force and effect, as modified, and stating the date and nature of each modification), (ii) the date, if any, to which rental and other sums payable hereunder have been paid, (iii) that no notice has been received by Tenant of any default which has not been cured, except as to defaults specified in said certificate and (iv) such other matters as may be reasonably requested by Landlord. Failure to deliver such certificate within such ten (10) day period shall be conclusive upon Tenant for the benefit of Landlord and any successor to Landlord, that this Lease is in full force and effect and has not been modified except as may be represented by Landlord.

30.  SURRENDER.

     Tenant shall surrender the Premises at the termination of the tenancy herein created broom clean, and in the same condition as herein agreed they have been received, reasonable use and wear thereof and damage by the act of God or by the elements excepted. The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not work a merger and shall at the option of Landlord, terminate all of any existing subleases or subtenancies, or may, at the option of Landlord, operate as an assignment to it of any or all such subleases or subtenancies. At the expiration or sooner termination of this Lease, Tenant shall remove or cause to be removed at its sole expense all of Tenant's personal property, furniture and equipment, including telephone and data processing lines, and all Alterations required by Landlord in accordance with Paragraph 13 hereof. Tenant shall repair at its expense all damage to the Premises and the Building caused by the removal of any of the items provided herein. Tenant obligations under this Paragraph shall survive the termination of this Lease.

31.  HOLDING OVER.

     If, without objection by Landlord, Tenant holds possession of the Premises after expiration of the Term of this Lease, Tenant shall become a tenant from month to month upon the terms herein specified but at a Base Rent equal to one hundred fifty percent (150%) of the Base Rent in effect at the expiration of the Term of this Lease, payable in advance on or before the first day of each month. Such month-to-month tenancy may be terminated by either Landlord or Tenant by giving thirty (30) days' written notice of termination to the other at any time. If Tenant fails to surrender the Premises upon the expiration or termination of this Lease except as hereinabove provided, Tenant hereby indemnifies and agrees to hold Landlord harmless from all costs, loss, expense or liability, including without limitation, costs, real estate brokers claims and attorneys' fees, arising out of or in connection with any delay by Tenant in surrendering and vacating the Premises, including, without limitation, any claims made by any succeeding tenant based on any delay and any liabilities arising out of or in connection with these claims. Nothing in this Paragraph 31 shall be deemed to permit Tenant to retain possession of the Premises after the expiration or sooner termination of the Lease Term.

32.  FLOOR LOAD, NOISE AND SIGNAGE.

     (a) Tenant shall not place a load upon any floor of the Premises which exceeds the floor load per square foot which such floor was designed to carry. Landlord reserves the right to prescribe the weight and position of all safes, file and library systems and other heavy installations which Tenant wishes to place in the Premises so as to properly distribute the weight thereof.

     (b) Business machines and mechanical equipment belonging to Tenant which cause noise and/or vibration that may be transmitted to the structure of the Building or to any leased space to such a degree as to be objectionable to Landlord or to any tenants in the Building shall be


6258.007/264449.3                     15                           (Initials)
placed and maintained by Tenant, at Tenant's expense, in settings of cork, rubber or spring-type noise and/or vibration eliminators sufficient to eliminate vibration and/or noise.

     (c) As part of the Tenant Improvements described in Exhibit D, Landlord shall provide Tenant with Building standard signage on the exterior of, and at the entrance to, the Building. Tenant's signs shall conform to Landlord's signage criteria, if any, and the signage criteria of the governing municipal and county body. Subject to the foregoing, Tenant shall not place on the exterior walls of the Building any sign, awning, canopy, marquee, advertising matter, decoration, letter or other thing of any kind without the prior written consent of Landlord. Landlord reserves the right to remove Tenant's signage during any period when Landlord repairs, restores, constructs or renovates the Building. Landlord agrees to expedite such repair or renovation and replace Tenant's sign immediately thereafter. Upon the expiration or termination of this Lease, Tenant shall remove its signs, and repair all damage to the Building or Premises occasioned thereby.

33.  SUBORDINATION.

     This Lease shall be subordinate to any ground lease, mortgage, deed of trust, or any other hypothecation for security now or later placed upon the Building and to any advances made on the security of the Lease or Landlord's interest in the Lease, and to all renewals, modifications, consolidations, replacements, and extensions of the Lease. However, if any mortgagee, trustee, or ground lessor elects to have this Lease prior to the lien of its mortgage or deed of trust or prior to its ground lease, and gives notice of that to Tenant, this Lease shall be deemed prior to the mortgage, deed of trust or ground lease, whether this Lease is dated prior or subsequent to the date of the mortgage, deed of trust, or ground lease, or the date of recordation. In the event any mortgage or deed of trust to which this Lease is subordinate is foreclosed or a deed in lieu of foreclosure is given to the mortgagee or beneficiary, Tenant shall attorn to the purchaser at the foreclosure sale or to the grantee under the deed in lieu of foreclosure. In the event of termination of any ground lease to which this Lease is subordinate, Tenant shall attorn to the ground lessor. Tenant agrees to execute any documents, on the current form used by such mortgagee, lender or ground lessor, required to effectuate the subordination, to make this Lease prior to the lien of any mortgage or deed of trust or ground lease, or to evidence the attornment.

34.  INABILITY TO PERFORM

     Landlord shall not be in default hereunder nor shall Landlord be liable to Tenant for any loss or damages if Landlord is unable to fulfill any of its obligations, or is delayed in doing so, if the inability or delay is caused by reason of accidents, strike, labor troubles, acts of God, terrorism, or any other cause, whether similar or dissimilar, which is beyond the reasonable control of Landlord.

35.  CORPORATE AUTHORITY.

     If Tenant is a corporation or limited liability company, Tenant and each person executing this Lease on behalf of Tenant represents and warrants to Landlord that (a) Tenant is duly incorporated or formed, as the case may be and validly existing under the laws of its state of incorporation or formation, (b) Tenant is qualified to do business in California, (c) Tenant has the full right, power and authority to enter into this Lease and to perform all of Tenant's obligations hereunder, and (d) each person signing this Lease on behalf of the corporation or company is duly and validly authorized to do so. If Tenant is a partnership (whether a general or limited partnership), each person executing this Lease on behalf of Tenant represents and warrants to Landlord that (i) he/she is a general partner of Tenant, (ii) he/she is duly authorized to execute and deliver this Lease on behalf of Tenant, (iii) this Lease is binding on Tenant (and each general partner of Tenant) in accordance with its terms, and
(iv) each general partner of Tenant is personally liable for the obligations of Tenant under this Lease.

36.  MISCELLANEOUS.

     (a) The words "Landlord" and "Tenant" as used herein shall include the plural as well as the singular. Words used in masculine gender include the feminine and neuter. If there be more than one Tenant, the obligations hereunder imposed on Tenant shall be joint and several. Subject to the provisions hereof relating to assignment and subletting, this Lease is intended to and does bind the heirs, executors, administrators, successors and assigns of any and all of the parties hereto. Time is of the essence of this Lease.

     (b) There are no oral agreements between Landlord and Tenant affecting this Lease, and this Lease supersedes and cancels any and all previous negotiations, arrangements, brochures, agreements and understandings, if any, between Landlord and Tenant or displayed by Landlord to


6258.007/264449.3                     16                           (Initials)

Tenant with respect to the subject matter of this Lease or the Building. There are no representations between Landlord and Tenant other than those contained in this Lease and all reliance with respect to any representations is based solely upon the terms of this Lease.

     (c) Tenant shall not use the name of the Building for any purpose other than as an address of the business to be conducted by Tenant in the Premises.

     (d) Any provision of this Lease which shall be held invalid, void or illegal shall in no way affect, impair or invalidate any of the other provisions hereof and such other provisions shall remain in full force and effect.

     (e) Tenant hereby waives trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto on any matters whatsoever arising out of or in anyway connected with this Lease.

     (f) No right, remedy or election hereunder or at law or in equity shall be deemed exclusive but shall, wherever possible, be cumulative with all other rights, remedies or elections.

     (g) This Lease shall be governed by the laws of the State of California applicable to transactions to be performed wholly therein.

37.  BROKER.

     Tenant represents and warrants to Landlord that Tenant has had no dealings with any broker, finder, or similar person who is or might be entitled to a commission or other fee in connection with the execution of this Lease, except for Landlord's Broker and Tenant's Broker. Landlord shall pay the commission due Landlord's Broker and Tenant's Broker pursuant to a separate agreement between Landlord and Landlord's Broker. Landlord and Tenant shall each indemnify, defend and hold the other harmless from and against any and all claims and damages and for any and all costs and expenses (including reasonable attorneys' fees and costs) resulting from claims that may be asserted against the other party by any broker, agent or finder not disclosed herein.

38.  NO OFFER.

     No contractual or other rights shall exist between Landlord and Tenant with respect to the Premises until both have executed and delivered this Lease, notwithstanding that rental deposits have been received by Landlord and notwithstanding that Landlord has delivered to Tenant an unexecuted copy of this Lease. The submission of this Lease to Tenant shall be for examination purposes only, and does not and shall not constitute a reservation of or any option for Tenant to lease, or otherwise create any interest by Tenant in the Premises or any other premises situated in the Building. Execution of this Lease by Tenant and return to Landlord shall not be binding upon Landlord, notwithstanding any time interval, until Landlord has in fact executed and delivered this Lease to Tenant.


6258.007/264449.3                     17                           (Initials)

     IN WITNESS WHEREOF, the parties hereto have executed this Lease as of the date first above written.


LANDLORD:                                       TENANT:
--------                                        ------

SANTA ROSA NORTHPOINT ASSOCIATES, LLC, a        NATIONAL BANK OF THE REDWOODS,
California limited liability company            a National Association


By:   Nearon Enterprises, LLC,                  By:    /s/ Patrick W. Kilkenny
      a California limited liability company    Name:  Patrick W. Kilkenny
Its:  Managing Member                           Its:   President & CEO
                                                       August 22, 2002

         By:   Nearon Enterprises, Inc.,
               a California corporation
         Its:  Manager

               By:  /s/ David S. Christensen
                    David S. Christensen
                    Co-President and
                    Chief Operating Officer
















6258.007/264449.3                     18

                                    EXHIBIT A

                                   FLOOR PLAN





                                     (Plan)
















6258.007/264449.3                       A-1                     (Initials)

                                    EXHIBIT B

                          OPERATING EXPENSES AND TAXES

     A. As used in this Lease, "Operating Expenses" shall mean, without duplication, all costs and expenses paid or incurred by Landlord in connection with the ownership, management, operation, maintenance and repair of the Project, and in providing services in accordance with this Lease, including, without limitation, the following: salaries, wages, other compensation, taxes and benefits (including payroll, social security, workers' compensation, unemployment, disability and similar taxes and payments) for all personnel engaged in the management, operation, maintenance or repair of the Project; uniforms provided to such personnel; premiums and other charges for all property, earthquake, rental value, liability and other insurance carried by Landlord, together with the amount of any deductible under such policy; water and sewer charges or fees; license, permit and inspection fees; electricity, chilled water, air conditioning, gas, fuel, steam, heat, light, power and other utilities; sales, use and excise taxes on goods and services purchased by Landlord; telephone, delivery, postage, stationery supplies and other expenses; management fees and expenses, provided that the cost of such services if provided by Landlord or an affiliate of Landlord shall not exceed the fees that would customarily be paid to an independent management company; equipment lease payments; repairs to and maintenance of the Project Common Areas and individual buildings in the Project, including building systems and accessories thereto and repair and replacement of worn out or broken equipment, facilities, parts and installations; janitorial, window cleaning, access control, extermination, water treatment, garbage and waste disposal, rubbish removal, plumbing and other services; inspection or service contracts for electrical, mechanical and other building equipment and systems; supplies, tools, materials and equipment; accounting, legal and other professional fees and expenses (excluding legal fees, accounting, and other professional fees and expenses incurred by Landlord relating to disputes with specific tenants or the negotiation, interpretation or enforcement of specific leases); painting the public or common areas of the Project and/or the exterior of individual buildings in the Project, and the cost of maintaining the sidewalks, landscaping and other common areas of the Project; the cost, amortized over the useful life as reasonably determined by Landlord, according to generally accepted accounting principles, of all furniture, fixtures, draperies, carpeting and personal property furnished by Landlord in the Project Common Areas; all costs and expenses resulting from compliance with any laws, ordinances, rules, regulations or orders applicable to the Project or any individual buildings; the rental value for office space used for the management and operation of the Project; all costs and expenses of contesting by appropriate legal proceedings any matter concerning managing, operating, maintaining or repairing the Project, or the validity or applicability of any law, ordinance, rule, regulation or order relating to the Project, or the amount or validity of any Property Taxes; depreciation as determined by Landlord according to generally accepted accounting principles on all machinery, fixtures and equipment (including window washing machinery) used in the management, operation, maintenance or repair of the Project; the cost, amortized as determined by Landlord, according to generally accepted accounting principles, of all capital improvements made to any portion of the Project, including individual buildings, or capital assets acquired by Landlord that are designed or intended to be a labor-saving or energy-saving device, or to improve economy or efficiency in the management, operation, maintenance or repair of any portion of the Project, including individual buildings, or to reduce any item of Operating Expenses, or that are reasonably necessary to comply with any conservation program or required by any law, ordinance, rule, regulation or order unless caused by Landlord's deliberate or negligent violation of such law, rule or regulation; and such other usual costs and expenses which are paid by other landlords for the on-site operation, servicing, maintenance and repair of comparable commercial developments in the Santa Rosa area. Notwithstanding anything contained in the Lease or the foregoing list of Operating Expenses, no expenses incurred for the following shall be included in Operating Expenses:
Property Taxes, depreciation on the Project (except as described above), costs of tenants' improvements (including permit, license and inspection fees), real estate brokers' commissions, interest, payments of loan principal and expenses related to a financing or refinancing of the Project, the cost of any asbestos abatement or removal activities other than conducted in connection with the installation of capital improvements that are otherwise a permitted Operating Expense or other than in the course of ordinary maintenance and repair, capital items (except as described above), the cost of services provided to tenants materially in excess of services customarily provided to Tenant, whether or not Landlord is entitled to reimbursement therefor, and Landlord's legal costs and expenses in connection with any lease dispute, or litigation with any tenant, in maintaining Landlord's corporate or limited liability company status.

     B. Actual Operating Expenses shall be adjusted, if necessary, for the Base Expense Year and each subsequent calendar year to equal Landlord's reasonable estimate of Operating Expenses for a full calendar year with the total area of the Project occupied during such full calendar year;


6258.007/264449.3                     B-1                          (Initials)
provided, however, Landlord shall not in any year collect in excess of one hundred percent (100%) of the actual Operating Expenses paid or incurred by Landlord in any calendar year.

     C. Landlord reserves the right to, in good faith, establish classifications for the equitable allocation of Operating Expenses that are incurred for the direct benefit of specific types of tenants of the Project ("Cost Pools"). Such Cost Pools may include, but shall not be limited to, common area charges allocable to all common areas in the Project and Operating Expenses allocable to one or more specific buildings in the Project or areas utilized only by certain tenants of one or more buildings in the Project. Landlord's determination of such allocations shall be final and binding on Tenant. Tenant acknowledges that the allocation of Operating Expenses among Cost Pools does not affect all Operating Expenses, and is limited to specific items which Landlord determines, in good faith, would be inequitable to share, in whole or in part, among tenants, generally, in the Project, or among tenants of other Cost Pools established by Landlord in the Project.

     D. As used in this Lease, "Property Taxes" shall mean all taxes, assessments, excises, levies, fees and charges (and any tax, assessment, excise, levy, fee or charge levied wholly or partly in lieu thereof or as a substitute therefor or as an addition thereto) of every kind and description, general or special, ordinary or extraordinary, foreseen or unforeseen, secured or unsecured, that are levied, assessed, charged, confirmed or imposed by any public or government authority on or against, or otherwise with respect to, the Project or any part thereof or any personal property used in connection with the Project. If the Project is not assessed on a fully completed basis for all or any part of the Base Tax Year, until it is so assessed, Property Taxes for the Base Tax Year shall be established by multiplying Landlord's reasonable estimate of such assessed valuation by the applicable, tax rates for the Base Tax Year. Property Taxes shall not include net income (measured by the income of Landlord from all sources or from sources other than solely rent), franchise, documentary transfer, inheritance or capital stock taxes of Landlord, unless levied or assessed against Landlord in whole or in part in lieu of, as a substitute for, or as an addition to any Property Taxes. Property Taxes shall not include any tax, assessment, excise, levy, fee or charge paid by Tenant pursuant to Paragraph D hereof.

     E. In addition to all rent and other charges to be paid by Tenant under the Lease, Tenant shall reimburse Landlord upon demand for all taxes, assessments, excises, levies, fees and charges including all payments related to the cost of providing facilities or services, whether or not now customary or within the contemplation of Landlord and Tenant, that are payable by Landlord and levied, assessed, charged, confirmed or imposed by any public or government authority upon, or measured by, or reasonably attributable to (i) the cost or value of Tenant's equipment, furniture, fixtures and other personal property located in the Premises or the cost or value of any leasehold improvements made in or to the Premises by or for Tenant, regardless of whether title to such improvements is vested in Tenant or Landlord, (ii) any rent payable under this Lease, including any gross income tax or excise tax levied by any public or government authority with respect to the receipt of any such rent, (iii) the possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises, or (iv) this transaction or any document to which Tenant is a party creating or transferring an interest or an estate in the Premises. Such taxes, assessments, excises, levies, fees and charges shall not include net income (measured by the income of Landlord from all sources or from sources other than solely rent), franchise, documentary transfer, inheritance or capital stock taxes of Landlord, unless levied or assessed against Landlord in whole or in part in lieu of, as a substitute for, or as an addition to any such taxes, assessments, excises, levies, fees and charges.

     F. All taxes, assessments, excises, levies, fees and charges payable by Tenant under this Exhibit shall be deemed to be, and shall be paid as, additional rent.





6258.007/264449.3                     B-2                           (Initials)

                                    EXHIBIT C

                              RULES AND REGULATIONS


     1. No sign, placard, picture, advertisement, name or notice shall be installed or displayed on any part of the outside or inside of the Building (including the Premises) without the prior written consent of Landlord, which consent may be withheld by Landlord in its sole and absolute discretion. Landlord shall have the right to remove, at Tenant's expense and without notice, any sign installed or displayed in violation of this rule. All approved signs or lettering on doors and walls shall be printed, painted, affixed or inscribed at the expense of Tenant by a person chosen by Landlord.

     2. If Landlord objects in writing to any curtains, blinds, shades, screens or hanging plants or other similar objects attached to or used in connection with any window or door of the Premises, Tenant shall immediately discontinue such use. No awning shall be permitted on any part of the Premises. Tenants shall not place anything against or near glass partitions or doors or windows which may appear unsightly from outside the Premises.

     3. Tenant shall not obstruct any sidewalks, passages, exits, island, entrances, elevators, escalators or stairways of the Building. The halls, passages, exits, island, entrances, elevators, escalators and stairways are not for the general public, and Landlord shall in all cases retain the right to control and prevent access thereto of all persons whose presence in the judgment of Landlord would be prejudicial to the safety, character, reputation and interests of the Building and its tenants; provided that nothing herein contained shall be construed to prevent such access to person with whom any tenant normally deals in the ordinary course of its business, unless such persons are engaged in illegal activities. No tenant and no employee or invitee of any tenant shall go upon the roof of the building.

     4. The directory of the Building will be provided exclusively for the display of the name and location of tenants only, and Landlord reserves the right to exclude any other names therefrom.

     5. All cleaning and janitorial services for the Building and the Premises shall be provided exclusively through Landlord, and except with the written consent of Landlord, which consent may be withheld by Landlord in its sole and absolute discretion, no person or persons other than those approved by Landlord shall be employed by Tenant or permitted to enter the Building for the purpose of cleaning the same. Tenant shall not cause any unnecessary labor or carelessness or indifference to the good order and cleanliness of the Premises. Landlord shall not in any way be responsible to any tenant for any loss of property on the Premises, however occurring, or for any damage to any tenant's property by the janitor or any other employee or any other person. Janitorial services will be provided a minimum of three days per week.

     6. Landlord shall furnish Tenant, free of charge, with five keys to each door lock in the Premises. Landlord may make a reasonable charge for any additional keys. Tenant shall not make or have made additional keys, and Tenant shall not alter any lock or install a new additional lock or bolt on any door of its Premises. Tenant, upon the termination of its tenancy, shall deliver to Landlord the keys of all doors which have been furnished to Tenant, and in the event of loss of any keys so furnished, shall pay Landlord therefor.

     7. If Tenant requires telegraphic, telephonic, burglar alarm or similar services, it shall first obtain, and comply with, Landlord's instructions in their installation.

     8. No equipment, materials, furniture packages, supplies, merchandise or other property will be received in the Building or carried in the elevators except between such hours and in such elevators as may be designated by Landlord.

     9. Tenant shall not place a load upon any floor of the Premises which exceeds the load per square foot which such floor was designed to carry and which is allowed by law. Landlord shall have the right to


                                      1                           (Initials)
prescribe the weight, size and position of all equipment, materials, furniture or other property brought into the building. Heavy objects shall, if considered necessary by Tenant, stand on such platforms as determined by Landlord to be necessary to properly distribute the weight. Business machines and mechanical equipment belong to Tenant, which cause noise or vibration that may be transmitted to the structure of the Building or to any space therein to such a degree as to be objectionable to Landlord or to any tenants in the Building, shall be placed and maintained by Tenant, at Tenant's expense, on vibration eliminators or other devices sufficient to eliminate noise or vibration. The persons employed to move such equipment in or out of the Building must be acceptable to Landlord. Landlord will not be responsible for loss of, or damage to, any such equipment or other property from any cause, and all damage done to the Building by maintaining or moving such equipment or other property shall be repaired at the expense of Tenant.

     10. Tenant shall not use or keep in the Premises any kerosene, gasoline or inflammable or combustible fluid or material other than those limited quantities necessary for the operation or maintenance of office equipment. Tenant shall not use or permit to be used in the Premises any foul or noxious gas or substance or any toxic or hazardous materials, or permit or allow the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason of noise, odors or vibrations, nor shall Tenant bring into or keep in or about the Premises any birds or animals (other than seeing-eye animals).

     11. Tenant shall not use any method of heating or air conditioning other than that supplied by Landlord.

     12. Tenant shall not waste electricity, water or air conditioning and agrees to cooperate fully with Landlord to assure the most effective operation of the Building's heating and air conditioning and to comply with any governmental energy-saving rules, laws or regulations of which Tenant has actual notice, and shall refrain from attempting to adjust controls other than room thermostats installed for Tenant's use. Tenant shall keep corridor doors closed, and shall close window coverings at the end of each business day.

     13. Landlord reserves the right, exercisable without liability to Tenant, to change the name and street address of the Building.

     14. Landlord reserves the right to exclude from the Building between the hours of 6:00 p.m. and 7:00 a.m. the following day, or such other hours as may be established from time to time by Landlord, and on Sundays and legal holidays, any person unless that person is known to the person or employee in charge of the Building and has a pass or is properly identified. Tenant shall be responsible for all persons for whom is requests passes and shall be liable to Landlord for all acts of such persons. Landlord shall not be liable for damages for any error with regard to the admission to or exclusion from the Building of any person. Landlord reserves the right to prevent access to the Building in case of invasion, mob, riot, public excitement or other commotion by closing the doors or by other appropriate action.

     15. Tenant shall close and lock the doors of its Premises and entirely shut off all water faucets or other water apparatus, and electricity, gas or air outlets before Tenant and its employees leave the Premises. Tenant shall be responsible for any damage or injuries sustained by other tenants or occupants of the Building or by Landlord for noncompliance with this rule.

     16. In the event the Premises include a balcony for use by Tenant, Tenant agrees not to allow the accessways to such balcony to remain open so as to cause an increase in utility charges as a result of increased heating or air conditioning use. Landlord shall have the right to enter the Premises to assure compliance with this provision.

     17. The toilet rooms, toilets, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they are constructed and no foreign substances of any kind whatsoever shall be thrown therein. The expense of any breakage, stoppage or

                                      2                           (Initials)
damage resulting from the violation of this rule shall be borne by the Tenant who, or whose employees or invitees, shall have caused same.

     18. Tenant shall not sell, or permit the sale at retail, of newspapers, magazines, periodicals, theater tickets or any other goods or merchandise to the general public on or on the Premises. Tenant shall not make any room-to-room solicitations of business from other tenants in the Building. Tenant shall not use the Premises for any business or activity other than that specifically provided for in Tenant's Lease.

     19. Tenant shall not install any radio or television antenna, loudspeaker or other device on the roof or exterior walls of the Building. Tenant shall not interfere with radio or television broadcasting or reception from or in the Building or elsewhere.

     20. Tenant shall not mark, drive nails, screw or drill into the partitions, woodwork or plaster or in any way deface the Premises or any part thereof. Landlord reserves the right to direct electricians as to where and how telephone and telegraph wires are to be introduced to the Premises. Tenant shall not cut or bore holes for wires. Tenant shall not affix any floor covering to the floor of the premises in any manner except as approved by Landlord. Tenant shall repair any damage resulting from noncompliance with this rule.

     21. Tenant shall not install, maintain or operate upon the Premises any vending machines without the written consent of Landlord, which consent may be withheld by Landlord in its sole and absolute discretion.

     22. Canvassing, soliciting and distribution of handbills or any other written material, and peddling in the Building are prohibited, and each tenant shall cooperate to prevent the same.

     23. Landlord reserves the right to exclude or expel from the Building any person who, in Landlord's judgment, is intoxicated or under the influence of liquor or drugs or who is in violation of any of the Rules and Regulations of the Building.

     24. Tenant shall store all its trash and garbage within its Premises. Tenant shall not place in any trash box or receptacle any material which cannot be disposed of in the ordinary and customary manner of trash and garbage disposal. All garbage and refuse disposal shall be made in accordance with directions issued from time to time by Landlord.

     25. The Premises shall not be used for the storage of merchandise held for sale to the general public, or for lodging or for manufacturing of any kind, nor shall the Premises be used for any unlawful, improper, immoral or objectionable purpose. No cooking shall be done or permitted by any tenant on the Premises, except that use by Tenant of Underwriters' Laboratory-approved microwave and equipment for brewing coffee, tea, hot chocolate and similar beverages shall be permitted, provided that such equipment and use is in accordance with all applicable federal, state, county and city laws, codes, ordinances, rules and regulations.

     26. Tenant shall not use in any space or in the public halls of the Building any hand trucks except those equipped with rubber tires and side guards or such other material-handling equipment as landlord may approve. Tenant shall not bring any other vehicles of any kind into the Building.

     27. Without the written consent of Landlord, which consent may be withheld by Landlord in its sole and absolute discretion, Tenant shall not use the name of the Building in connection with or in promoting or advertising the business of Tenant except as Tenant's address.

     28. Tenant shall comply with all safety, fire protection and evacuation procedures and regulations established by Landlord or any governmental agency.




                                      3                           (Initials)

     29. Tenant assumes any and all responsibility for protecting its Premises from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the Premises closed.

     30. Landlord reserves the right to modify and/or adopt such other reasonable and nondiscriminatory rules and regulations for the parking area as it deems necessary for the operation of the parking area. Landlord may refuse to permit any person who violates the within rules to park in the parking area, and any violation of the rules shall subject the car to removal. Landlord further reserves the right to institute a system of charging for parking on a nondiscriminatory basis.

     31. Parking area hours shall be 6:00 a.m. to 11:00 p.m. Cars must be parked entirely within the stall lines painted on the asphalt. All directional signs and arrows must be observed. The speed limit shall be 5 miles per hour. Parking is prohibited: (a) in areas not striped for parking, (b) in aisles, (c) where "no parking" signs are posted, (d) in such other areas as may be designated by Landlord reserved for the exclusive use of others. Washing, waxing, cleaning or servicing of any vehicle by anyone is prohibited. Tenant shall acquaint all persons to whom Tenant assigns parking spaces for these Rules and Regulations.

     32. All requests by Tenant to Landlord for services or repairs which Landlord is required to furnish or make must be in writing and submitted only to the authorized property manager of the Project or Landlord's designated agent. Employees of Landlord shall not perform any work or do anything outside of their regular duties unless under special instructions from Landlord, and no employee of Landlord will admit any person (Tenant or otherwise) to any office without specific instructions from landlord.

     33. Tenant shall not park its vehicles in any parking areas designated by Landlord as areas for parking by visitors to the Building. Tenant shall not leave vehicles in the Building parking areas overnight nor park any vehicles in the Building parking areas other than automobiles, motorcycles, motor driven or non-motor driven bicycles or four-wheeled trucks.

     34. Landlord any waive any one or more of these Rules and Regulations for the benefit of Tenant or any other tenant, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of Tenant or any other tenant, nor prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all of the tenants of the Building.

     35. These Rules and Regulations are in addition to, and shall not be construed to in any way modify or amend, in whole or in part, the terms, covenants, agreements and conditions of any lease of premises in the Building. In the event of any conflict between the terms and conditions of any lease of premises in the Building and these Rules and Regulations, the terms and conditions of such lease shall control.

     36. Landlord reserves the right to change these Rules and Regulations and to make such other reasonable rules and regulations as, in its judgment, may from time to time be needed for safety and security, for care and cleanliness of the Building and for the preservation of good order therein. Tenant agrees to abide by all such Rules and Regulations hereinabove stated and any changes made hereto or any additional rules and regulations, which are adopted.

     37. Tenant shall be responsible for the observance of all of the foregoing rules by Tenant's employees, agents, clients, customers, invitees and guests.

     38. Landlord has designated The Lakes as NO SMOKING buildings. Tenant is allowed to smoke only outside the building.


                                      4                           (Initials)

     39. Parking area hours shall be 6:00 a.m. to 11:00 p.m. Cars must be parked entirely within the stall lines painted on the asphalt. All directional signs and arrows must be observed. The speed limit shall be 5 miles per hour. Parking is prohibited: (a) in areas not striped for parking, (b) in aisles, (c) where "no parking" signs are posted, (d) in such other areas as may be designated by Landlord reserved for the exclusive use of others. Washing, waxing, cleaning or servicing of any vehicle by anyone is prohibited. Tenant shall acquaint all persons to whom Tenant assigns parking spaces for these Rules and Regulations.

     40. All requests by Tenant to Landlord for services or repairs which Landlord is required to furnish or make must be in writing and submitted only to the authorized property manage of the Project or any Landlord's designated agent. Employees of Landlord shall not perform any work or do anything outside of their regular duties unless under special instructions from Landlord, and no employee of Landlord will admit any person (tenant or otherwise) to any office without specific instructions from landlord.

     41. Tenant shall not park its vehicles in any parking areas designated by Landlord as areas for parking by visitors to the building. Tenant shall not leave vehicles in the Building parking areas overnight nor park any vehicles in the Building parking areas other than automobiles, motorcycles, motor driven or non-motor driven bicycles or four-wheeled trucks.

     42. Landlord may waive any one or more of these Rules and Regulations for the benefit of Tenant or any other tenant, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of Tenant or any other tenant, nor prevent Landlord from thereafter enforcing any such rules and regulations against any or all of the tenants of the building.

     43. These Rules and Regulations are in addition to, and shall not be construed to in any way modify or amend, in whole or in part, the terms, covenants, agreements and conditions of any lease of premises in the Building. In the event of any conflict between the terms and conditions of any lease of premises in the building and these Rules and Regulations, the terms and conditions of such lease shall control.

     44. Landlord reserves the right to change these Rules and Regulations and to make such other reasonable rules and regulations as, in its judgment, may from time to time be needed for safety and security, for care and cleanliness of the Building and for the preservation of good order therein. Tenant agrees to abide by all such Rules and Regulations hereinabove stated and any changes made hereto or any additional rules and regulations, which are adopted.

     45. Tenant shall be responsible for the observance of all of the foregoing rules by Tenant's employees, agents, clients, customers, invitees and guests.



                                     5                           (Initials)

                      Rider to Exhibit C-Rule & Regulation

All terms of the Exhibit C Rules and Regulations are acceptable with the exception of these Revised terms:

1)   Section 6 & 7.
The tenant has the right, at Tenant's sole expense, to install an automated security system within the premises.

2)       Section 10.
Fuel may be stored in the outside generator's fuel tank.

3)       Section 19
The Tenant has the right, at Tenant's sole expense, to install antennae on the roof for its internal communications system. The Tenant shall be responsible for the costs of removal and repair of the area of the roof upon its vacation of the Premises.

4)       Section 21
The tenant has the right, at Tenant's sole expense, to install vending machines within its premises.

5)       Section 26
The tenant may use regular handcarts with rubber wheels, no side guards.

6)       Section 28
The Tenant has the right, at Tenant's sole expense, to install a fire suppression system in file storage area.

The file storage area will also contain 3 small vaults for original documents storage.

7)       Section 38
The reference to "the Lakes" is deleted.

8)       Section 39-45
These sections are redundant.





              Initial_____                     Initial /s/ PWK
                                                       --------


              Initial_____                     Initial /s/ DSC
                                                       --------

                                    EXHIBIT D

                               TENANT IMPROVEMENTS

(A) Landlord will perform, at its sole cost and expense, the work described in the "Final Plans" (as defined in this Exhibit D) (the "Tenant Improvements"), and shall deliver the Premises to Tenant with the Tenant Improvements substantially completed, subject to punchlist items. Within fifteen (15) business days after Landlord notifies Tenant of the substantial completion of the Tenant Improvements, Tenant shall notify Landlord, in writing, of any punchlist items that remain to be completed. Landlord shall correct and complete the items on such punchlist promptly after such written notice from Tenant. By its execution of this Lease, Tenant hereby authorizes Landlord to perform and commence work on the Tenant Improvements through contractors selected and under the supervision and control of Landlord. Without limiting the generality, the Tenant Improvements shall include new paint throughout, installation of new walls, doors, hardware and replacing the roll up doors with windows pursuant to the plans and specifications included in the Space Plan and Working Drawings. All electrical, plumbing, fire and life safety, HVAC and mechanical systems shall be inspected by a licensed contractor and in good working order prior to Early Occupancy Date.

(B) Landlord and Tenant hereby approve the preliminary space plan attached hereto as Schedule A (the "Space Plan"), which identifies the initial scope of the Tenant Improvements. Landlord will cause Landlord's architect to prepare and deliver to Tenant for Tenant's approval, plans, specifications and working drawings for the construction of the Tenant Improvements shown on the Space Plan, in such form and detail as may be reasonably required by Tenant (the "Working Drawings"). Tenant shall not unreasonably withhold its approval of the Working Drawings and will approve the same if the scope of work is consistent with the Space Plan. Upon approval of the final Working Drawings (the "Final Plans") by Landlord and Tenant, Landlord shall be deemed authorized to perform and commence work on the Tenant Improvements in accordance with the Final Plans through contractors selected and under the supervision and control of Landlord utilizing finishes and materials provided in the Final Plans. Landlord and Tenant acknowledge that the Space Plan contemplates that Landlord shall construct a computer server room ("Server Room") in the Premises for Tenant's use. Landlord agrees to install a temperature controlled dedicated HVAC unit in the Server Room for Tenant's use ("the Supplemental HVAC Unit"), in accordance with the Final Plans; provided, however, in no event shall Landlord be obligated to pay more than Three Thousand Five Hundred Dollars ($3,500) for the acquisition and installation of the Supplemental HVAC Unit. Any cost in excess of said amount incurred by landlord shall be considered a Tenant Charge Order, and shall be subject to the terms of Paragraph C below.

     Tenant shall have fifteen (15) business days to review and approve the Working Drawings. If Tenant shall take a longer period than fifteen (15) business days and the Working Drawings are consistent with the Space Plan, then such additional period shall be deemed a "Tenant Delay."

(C) Tenant acknowledges its agreement that any change, addition or alteration requested by Tenant in the layout or configuration of the Premises or in any of the finishes from that shown on the Space Plan may result in additional cost, and that any reasonable cost to Landlord of incorporating any approved changes to the Working Drawings shall be paid for by Tenant upon demand by Landlord. If Tenant requests any change, addition, alteration or deletion in the Tenant Improvements following approval of the Working Drawings, then Landlord shall promptly give Tenant a written estimate of the cost, if any, of the professional and other services required to prepare a change order and the time delay expected, if any, because of such request. If Tenant, in writing, approves such cost and/or delay, then Landlord shall have the change order prepared, and the cost thereof shall be charged to Tenant. The foregoing charges shall, at the election of Landlord, be paid for by Tenant prior to commencement of construction of the Tenant Improvements or, if construction thereof shall have commenced, at the election of Landlord, as a condition to Landlord's obligation to continue construction of the Tenant Improvements. The delay, if any, associated with the change order request shall be deemed a Tenant Delay.

(D) Landlord shall steam clean the existing carpet in the Premises. Tenant acknowledges that Landlord does not need to replace the existing carpet in the Premises, and that Landlord shall have no obligation with respect to any improvements in the Premises, except as expressly set forth in this Exhibit D.

(E) Landlord shall pay to Tenant, as an improvement contribution, an allowance in an amount not to exceed Thirty-Eight Thousand Six Hundred Twenty ($38,620) ("Tenant Allowance"), which Tenant Allowance shall be used by Tenant solely for Tenant's telecommunications wiring costs.


6258.007/264449.3                     D-1                           (Initials)

The Tenant Allowance shall be payable upon completion of Tenant's telecommunications wiring (but in no event prior to the Commencement Date) as evidenced by written certification from Tenant and reasonable documentation demonstrating the work performed and the applicable costs for such work.

(F) As used herein, the term "Tenant Delay" shall mean any delay that Landlord may encounter in the performance of Landlord's obligations under the Lease (including this Exhibit) with respect to the construction of the Tenant Improvements because of any act or omission of Tenant or any of its agents or employees which are in breach of any of the terms and provisions of the Lease (including this Exhibit), including, without limitation, delays due to changes in the Space Plan and/or the Working Drawings, or any delays due to the failure by Tenant to pay any sums required by the terms of this Exhibit to be paid to Landlord. If the number of days of Tenant Delay exceeds thirty-five (35) days, Landlord shall have the right to terminate this Lease unless Tenant provides Landlord with reasonable assurances of performance under this Lease acceptable to Landlord.

















6258.007/264449.3                     D-2                           (Initials)

                                   SCHEDULE A

                                  TO EXHIBIT D

                                   SPACE PLAN



                                 (Plan Diagram)



















                                                                (Initials)

                                 RIDER TO LEASE

                           Northpoint Commerce Center

     Notwithstanding anything to the contrary contained in that certain Lease, dated _________ __, 200__, between SANTA ROSA NORTHPOINT ASSOCIATES, LLC, as Landlord, and NATIONAL BANK OF THE REDWOODS, as Tenant (the "Lease"), Landlord and Tenant hereby amend and supplement the Lease as hereinafter set forth. In the event of any conflict or inconsistency between the Lease and this Addendum, the terms of this Addendum shall control and prevail. Capitalized terms used herein and not otherwise defined shall have the meaning given said terms in the Lease.

39.  RENEWAL OPTION.

     Tenant shall have the right to extend the Term of this Lease, one (1) time, for one (1), three (3) year period if Tenant (i) gives Landlord written notice of such election (the "Option Notice") at least nine (9) months (the "Outside Option Exercise Date") before the expiration of the Term of this Lease; (ii) is not in default under any provision of this Lease on the date of giving the Option Notice; and (iii) is not in default of any provision of this Lease on the date of the expiration of the original or then current Term of this Lease.
Subject to Landlord's determination of the satisfaction of the foregoing conditions, Tenant's Option Notice, once given, shall be irrevocable. All of the terms and conditions of this Lease shall apply during the extension term (other than any obligation to construction Tenant Improvement provided in this Lease, which shall be inapplicable). The Base Rent for the extension term shall equal to ninety-five percent (95%) of the fair market rental value as of the Expiration Date for the occupancy of the Premises for the permitted use under this Lease, determined using the "market comparison approach" described below ("Market Rent"), but in no event less than the then current Base Rent being paid under this Lease. The determination of Market Rent shall be made as follows:


     (a) During the three (3) month period prior to the Outside Option Exercise Date (and whether or not Tenant has prior thereto exercised its right to extend the Term of this Lease), the parties shall make themselves available to meet at a mutually agreeable time and place to present such evidence as either party desires in a good faith attempt to arrive at a mutually acceptable Market Rent. If the parties are unable to so agree on a mutually acceptable Market Rent on or before the Outside Option Exercise Date (the "Arbitration Date"), and Tenant elects (and is otherwise entitled) to exercise its right to extend the Term of this Lease as hereinabove provided, the determination of Market Rent shall be arbitrated as follows:


     (b) Within ten (10) days after the Arbitration Date, each party, at its own cost and by giving notice to the other party, shall appoint a California licensed real estate broker with at least ten (10) years' full-time commercial office leasing experience in the Santa Rosa office leasing market, to appraise and determine Market Rent. If, in the time provided, only one (1) party shall give notice of appointment of an appraiser, the single appraiser appointed shall determine the Market Rent. If two (2) appraisers are appointed by the parties, the two (2) appraisers shall independently, and without consultation, prepare a written appraisal of the Market Rent within ten (10) days. Each appraiser shall seal its respective appraisal after completion. After both appraisals are completed, the resulting estimates of Market Rent shall be opened simultaneously and compared. If, in the time provided, only one (1) appraiser shall submit a written appraisal of Market Rent, the Market Rent shall be the Market Rent determined by said single broker.


     (c) If the values of the appraisals differ, and the parties do not otherwise then agree as to the determination of Market Rent, the two (2) brokers shall designate a third appraiser, who shall be a licensed real estate appraiser and a member of the American Institute of Real Estate Appraisers or the Society of Real Estate Appraisers, with at least ten (10) years' experience in appraising fair market rental values in commercial office buildings in the Santa Rosa market. If the two (2) appraisers have not agreed on the third appraiser after ten (10) days, either Landlord or Tenant, by giving ten (10) days notice to the other party, may apply to the then Presiding Judge of the Superior Court of San Francisco for the selection of a third appraiser who meets the qualifications set forth in subsection (2) above. The third appraiser, however selected, shall be a person who has not previously acted in any capacity for either party. The third appraiser shall make an appraisal of the Market Rent within thirty (30) days after selection and without consultation with the first two (2) appraisers, and shall select the Market Rent of one of the two (2) appraisers that the third appraiser determines is closest, on a dollar basis, to the Market Rent determined by the third appraiser. The third appraiser shall have no right to determine, modify or impose Market Rent other than as



6258.007/264449.3                     1                           (Initials)
provided above. Each party may submit written material to the third appraiser, with a copy to the other party, on the issue of Market Rent.


     (d) If the determination of the Market Rent is delayed beyond the option term commencement, Tenant shall pay Base Rent based on landlord's estimate of Market Rent until the determination of Market Rent hereunder. Following the determination of the Market Rent, if Market Rent is determined to be other than as designated by Landlord, there shall be adjustment made to the Base Rent payment then due for the difference between the amount of Base Rent Tenant has paid to Landlord since the option term commencement and the amount that Tenant would have paid if the Base Rent as adjusted pursuant to this subsection had been in effect as of the option term commencement.


     (e) Each party shall pay the fees and expenses of its own appraiser, and if a third appraiser is selected or necessary, the party whose fair market rent determinant is not chosen shall pay one hundred percent (100%) of the fees and expenses of the third appraiser.


     (f) The appraisers shall determine the Market Rent using the "market comparison approach," with the relevant market being that for renewal tenants occupying similar office space in the Santa Rosa office and business park market as of the option term commencement, taking into consideration location, condition and the value of the improvements made by Landlord or which would be owned by Landlord at the expiration of the Lease to that of the comparison space. The appraisers shall determine the Market Rent in accordance with the terms of this Lease, and shall not act as advocates for either Landlord or Tenant.


     (g) The appraisers shall have no power to modify the provisions of this Lease and this Rider, and their sole function shall be to determine the Market Rent in accordance with this Rider.


     IN WITNESS WHEREOF, the parties have executed this Rider as of this 22 day of August, 2002


LANDLORD:                                                        TENANT:
--------                                                         ------

SANTA ROSA NORTHPOINT ASSOCIATES,               NATIONAL BANK OF THE REDWOODS, a
LLC, a California limited liability company     National Association

                                                By:      /s/ Patrick W. Kilkenny
By:   Nearon Enterprises, LLC,                  Name:    Patrick W. Kilkenny
      a California limited liability company    Its:     President & CEO
Its:  Managing Member

       By:   Nearon Enterprises, Inc.,
             a California corporation
       Its:  Manager

             By:  /s/ David S. Christensen
                  David S. Christensen
                  Co-President and
                  Chief Operating Officer






6258.007/264449.3                     2

[ ORION LOGO ]


                   DISCLOSURE ADDENDUM FOR PROPOSALS TO LEASE
                              AND LEASE AGREEMENTS


Premises:  2170 Northpoint Parkway, Santa Rosa, California.

AGENCY: The following real estate brokers and brokerage relationships exist in this transaction and are consented to by the parties.

           Orion Partners Ltd. [ ] represents the Lessor exclusively;
                     [ ] represents the Lessee exclusively;
     [x] represents both Lessor and Lessee in the capacity of a dual agent.


THE AMERICANS WITH DISABILITIES ACT: Lessors and Lessee of real property may be subject to the requirements of the Americans with Disabilities Act ("ADA"). Among other things, this act is intended to make many business establishments equally accessible to persons with a variety of disabilities. Under US Law, remodeling and other modifications to real property may be required. State and local laws may also mandate changes. Orion Partners Ltd. and its agents are not qualified to advise you as to what, if any, changes may be required to the Premises or building, now or in the future, and the costs associated therewith. Lessors and Lessees should consult legal counsel and qualified design professionals of their choice for information regarding these matters. Lessee is responsible for conducting its own independent investigation of these issues.

HAZARDOUS MATERIALS: Various materials utilized in the construction of improvements to property may contain materials that have been or may in the future be determined to be toxic, hazardous, or undesirable. These materials may need to be specially handled or removed from the property. For example, some electrical transformers and other electrical components can contain PCBS. Asbestos has been used in a wide variety of building components such as fire-proofing, air duct insulation, acoustical tiles, spray-on acoustical materials, linoleum, floor ties, and plaster. Due to current or prior uses, the property or improvements may contain materials such as metals, minerals, chemicals, hydrocarbons, biological or radioactive materials, and other substances which are considered, or in the future may be determined to be, toxic wastes, hazardous materials, or undesirable substances. Such substances may be in above-ground and below-ground containers on the property or may be present on or in soils, water, building components, or other portions of the property in areas that may not be accessible or noticeable.

Current and future federal, state, and local laws and regulations may require the clean-up of such toxic, hazardous, or undesirable materials at the expense of those persons who in the past, present, or future have had any interest in property including, but not limited to, current past and future owners and users of the property. The parties are advised to consult with independent legal counsel of their choice to determine the potential liability with respect to toxic, hazardous, or undesirable materials. The parties should also consult with such legal counsel to determine what provisions regarding toxic, hazardous, or undesirable materials they may wish to include in purchase and sale agreements, leases, options, and other legal documentation related to transactions they contemplate entering into with respect to the property.

The real estate salespersons and brokers in this transaction have no expertise with respect to toxic wastes, hazardous materials, or undesirable substances. Proper inspections of the property by qualified experts are an absolute necessity to determine whether or not there are any current or potential toxic wastes, hazardous materials, or undesirable substances in or on the property. The real estate salespersons and brokers in this transaction have not made, nor will make, any representations, either expressed or implied, regarding the existence or nonexistence of toxic wastes, hazardous materials, or undesirable substances in or on the property. Problems involving toxic wastes, hazardous materials, or undesirable substances can be extremely costly to correct. It is the responsibility of the parties to retain qualified experts to deal with the detection and correction of such matters.

The parties are directed to seek further information concerning any and all future correctional measures, if any, from appropriate governmental agencies.

To the best of Lessor's knowledge, Lessor has attached to this Disclosure copies of all existing surveys and reports known to Lessor regarding asbestos and other hazardous materials including underground tanks and undesirable substances related to the Property. Lessors are required under California Health and Safety Code Section 25915 et seq. To disclose reports and surveys regarding asbestos to certain persons, including their employees, contractors, co-workers, purchasers and tenants. Lessees have similar disclosure obligations. Lessors and Lessees have additional hazardous materials disclosure responsibilities to each other under California Health and Safety Code Section 25359.7 and other California laws. Consult your attorney regarding this matter.

FLOOD DISCLOSURE: If the premises is located in a Federally Designed Flood Zone the real and personal property of Lessee situated on or in the Premises is not protected by the hazard insurance policy for the property carried by Lessor. Lessee is responsible for investigating the Flood Zone status of the Premises and obtaining insurance to cover Lessee's property if it so desires.

ZONING/USE: Prior to executing a lease, Lessee is responsible for determining the zoning applicable to the property and Premises allows Lessee to use the property for its intended use of business, and that all building codes, parking requirements, and other governmental requirements, improvements required, and permits necessary have been met or are available to Lessee. Orion Partners Ltd. has made no representations, except in writing, if any, concerning the zoning and allowable use of the Premises and any requirements that may be imposed upon lessee by any governmental agency. If Lessee's use of the Premises requires a Use Permit or other permits from a governmental authority it could take several months to obtain same, and Lessee may still be responsible fro the payment of rent and other charges whether or not such permits are ultimately obtained.



                                                               (Initials)

Disclosure Addendum
Page 2 of 2





MEASUREMENT OF THE PREMISES: Determination of square footage or size of the Premises is not an exact science. Lessors and Lessees and their respective representatives may use different standards and conventions in measuring the Premises. Lessee is responsible for measuring the Premises and satisfying itself prior to execution of the lease that the size of the premises is acceptable to lessee for the amount of rent it has bargained for. Orion Partners Ltd. Does not guarantee the measurements or size represented in its advertising brochures, drawings or marketing flyers.

UTILITIES: Prior to execution of a lease, Lessee should satisfy itself that the Premises contains the necessary utility services and capacities necessary for Lessee to operate its business at the Premises.

ALQUIST-PRIOLO SPECIAL EARTHQUAKE FAULT ZONING ACT. The property and Premises described above (check which box applies) [ ] is; [ ] is not; [x] may or may not be situated in an Earthquake Fault Zone as designated under the Alquist-Priolo Earthquake Fault Zoning Act, Sections 2621-2630 inclusive of the California Public resources Code; and, as such the construction of development on the property of any structure for human occupancy may be subject to the findings of a geologic report prepared by a geologist registered with the State of California, unless such report is waived by the city or county under the terms of that Act. No representations on this subject are made by Orion Partners Ltd. or its agents or employees and the Lessee is advised to make its own inquiry into this situation prior to entering into a lease agreement.

FLOOD HAZARD AREA DISCLOSURE. The subject property may be situated in a "Special Flood Hazard Area" as set forth on a Federal Emergency Management Agency (FEMA) "Flood Insurance Rate Map" (FIRM) or "Flood Hazard Boundar Map" (FHBM). The law provides that, as a condition of obtaining financing on most structures located in a "Special Floods Hazard Area", lender requires flood insurance where the property or its attachments are security for a loan. Buyer should consult with experts concerning the possible risk of flooding.

The undersigned acknowledge that they have read and understand this disclosure and have received a copy.


LESSSOR                                         LESSEE


/s/ David S. Christensen                        /s/ Patrick W. Kilkenny
    --------------------                        -----------------------
                                                President, CEO

Date:  Sept 6, '02                              Date:  August 22, 2002
       -----------                                     ---------------















                                                               (Initials)